As filed with the Securities and Exchange Commission on January 28, 2025
Registration No. 333-148723
Registration No. 811-22172

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 482	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 483	☒

WORLD FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

8730 Stony Point Parkway, Suite 205, Richmond, VA 23235
(Address of Principal Executive Offices)

(804) 267-7400
(Registrant’s Telephone Number)

The Corporation Trust Co.
Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801
(Name and Address of Agent for Service)

With Copy to:

John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b);
☐	on ____________ pursuant to paragraph (b);
☐	60 days after filing pursuant to paragraph (a)(1);
☐	on ____________ pursuant to paragraph (a)(1);
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on _____________ (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: shares of beneficial interest.

Clifford Capital Partners Fund

Investor Class (CLFFX)

Institutional Class (CLIFX)

Super Institutional Class (CLIQX)

PROSPECTUS

January 31, 2025

This prospectus describes the Clifford Capital Partners Fund (the “Fund”), a series of shares offered by World Funds Trust (the “Trust”). The Fund offers you a choice of investments, investment objective and a separate portfolio. The Clifford Capital Partners Fund is authorized to offer three classes of shares through this prospectus.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

Clifford Capital Partners Fund Summary

Clifford Capital Partners Fund

Investment Objective

The investment objective of the Clifford Capital Partners Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class	Super Institutional Class

Redemption Fee (as a percentage of the amount redeemed on shares after holding them for 60 days or less)	2.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%	0.75%	0.75%
Distribution and Service 12b-1 Fees	0.25%	None	None
Shareholder Servicing Plan	0.10%	0.10%	None
Other Expenses	0.25%	0.32%	0.33%

Total Annual Fund Operating Expenses	1.35%	1.17%	1.08%
Less Fee Waivers and/or Expense Reimbursements(1)	(0.20%)	(0.27%)	(0.26%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(1)	1.15%	0.90%	0.82%

(1)	Clifford Capital Partners, LLC (the “Adviser”) has entered into a written expense limitation agreement under which it has agreed to reduce its fees and/or reimburse certain Fund expenses until January 31, 2026 to keep Total Annual Fund Operating Expenses (excluding interest, distribution and service fees pursuant to Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) from exceeding 0.90%, 0.90% and 0.82%, respectively, of the daily net assets of the Fund’s Investor Class, Institutional Class and Super Institutional Class. Each waiver of fees and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Trust and the Adviser may terminate this expense limitation agreement prior to January 31, 2026 only by mutual written consent.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same each year. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is reflected in the example shown below for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$117	$408	$720	$1,607
Institutional Class	$92	$345	$618	$1,396
Super Institutional Class	$84	$318	$570	$1,294

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year ended September 30, 2024, the Fund’s portfolio turnover rate was 47.10% of the average value of its portfolio.

Principal Investment Strategies of the Fund

To achieve its investment objective, the Fund invests primarily in equity securities of U.S. companies of any size that the Fund’s investment adviser, Clifford Capital Partners, LLC (the “Adviser”), believes are trading at a discount to what they are worth at the time of purchase and have the potential for capital appreciation with acceptable downside risks.

The Adviser uses a disciplined “bottom-up” selection process to identify equity securities of companies that appear to be selling at a discount to the Adviser’s assessment of their potential value. To evaluate a company’s potential value, the Adviser uses analysis techniques such as normalized price multiples (including price to earnings, price to book value, and price to cash flow); estimated private market value; liquidation analysis; discounted cash flow analysis; and dividend discount models.

The Adviser strives to buy stocks at a discount to intrinsic value, taking advantage of price dislocations caused by short-term investor orientation, herd influences and other irrational investor behavior. The Adviser also buys stocks at a discount resulting from the increasing market clout of passive investors and investors who rely on non-company-specific analysis, such as investors who trade funds and ETFs of entire sectors or industries rather than individual stocks. These investment opportunities arise when, in the opinion of the Adviser, the expectations implied in a company’s stock price are too low relative to the firm’s long-term earnings power or to its current assets. The Fund also may invest in sponsored or unsponsored American Depository Receipts (“ADRs”).

The overall portfolio construction is guided by a dynamic mix of two types of stocks:

●	Core Value stocks – investments in companies the Adviser believes are high-quality companies that earn high returns on capital. These stocks will represent 50-75% of the Fund’s holdings.

 2

●	Deep Value stocks – opportunistic investments in companies the Adviser believes are deeply-undervalued. These stocks, plus the Fund’s cash holdings, will represent the remaining 25-50% of the Fund.

The Fund employs a high conviction, focused strategy and intends to hold a limited number of securities. The Adviser believes that maintaining a relatively small number of portfolio holdings allows each security to have a meaningful impact on the portfolio’s results. The number of securities held by the Fund may occasionally change at times such as when the portfolio manager is accumulating new positions, phasing out and exiting positions, or responding to exceptional market conditions.

The Principal Risks of Investing in the Fund

Risks of Investing in Equity Securities. Overall equity market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Risks of Small-Cap and Mid-Cap Securities. Investing in the securities of small-cap and mid-cap companies generally involves substantially greater risk than investing in larger, more established companies.

Risks of Large-Cap Securities. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller capitalizations.

Focused Investment Risk. The Fund employs a high conviction, focused strategy and intends to hold a limited number of securities. These types of funds may invest a larger portion of their assets in the securities of a single issuer compared to other funds. Focusing investments in a small number of companies may subject the Fund to greater share price volatility and therefore a greater risk of loss because a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return. Economic, political or regulatory developments may have a greater impact on the value of the Fund’s portfolio than would be the case if the portfolio held more positions, and events affecting a small number of companies may have a significant and potentially adverse impact on the performance of the Fund. In addition, investors may buy or sell substantial amounts of Fund shares in response to factors affecting or expected to affect a small number of companies, resulting in extreme inflows and outflows of cash into or out of the Fund. To the extent such inflows or outflows of cash cause the Fund’s cash position or cash requirements to exceed normal levels, management of the Fund’s portfolio may be negatively affected.

Sector Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause the value of its share price to be more susceptible to the financial, market, or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s net asset value per share. During the fiscal year ended September 30, 2024, the Fund invested a substantial amount of its assets in securities of companies of the financial, healthcare and industrial sectors. Sectors in which the Fund invests may change. To the extent that the Fund invests in securities in the financial sector or industrial sector, it will be subject to the following risks:

Financial Companies Risk. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants in their fields of business.

 3

Industrial Companies Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, global events, exchange rates and economic conditions will likewise affect the performance of these companies.

Management Style Risk. Because the Fund invests primarily in value stocks (stocks that the Adviser believes are undervalued), the Fund’s performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g., growth stocks), or that have a broader investment style.

Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted, including the risk that there is often less publicly available information about foreign issuers, and the possibility of negative governmental actions and of political and social unrest.

Performance History

On February 8, 2016, the Fund was reorganized from a series of Cottonwood Mutual Funds, a Delaware statutory trust (the “Predecessor Fund”), to a series of the Trust, a Delaware statutory trust (the “Reorganization”).

The bar chart and table on the following page provide some indication of the risks of investing in the Fund by showing changes in the Fund’s and the Predecessor Fund’s performance from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund’s and the Predecessor Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at https://cliffordcap.com/fundreports/ or by calling toll-free 800-673-0550.

The bar chart below shows the annual returns for the Fund’s Investor Class shares for each full calendar year of the Fund and the Predecessor Fund. The performance of the Fund’s Institutional Class shares and Super Institutional Class shares will differ from the Investor Class shares returns shown in the bar chart because the expenses of the Classes differ.

During the period shown, the highest quarterly return was 24.71% (quarter ended 6/30/2020) and the lowest quarterly return was -31.78% (quarter ended 3/31/2020).

 4

Average Annual Returns for Periods Ended December 31, 2024

The table below shows how the average annual total returns of the Fund’s and the Predecessor Fund’s classes compared to those of the Fund’s benchmark the Russell 3000® Index, and the Russell 3000® Value Index, which is the Fund’s secondary index. The table also presents the impact of taxes on the Fund’s Investor Class shares. After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns for the Institutional Class shares will differ from those of the Investor Class shares as the expenses of the Classes differ.

Return Before Taxes	One Year	Five Years	Ten Years	Since Inception*

Investor Class Shares	9.09%	7.70%	8.13%	9.27% (1/30/2014)
Institutional Class Shares	9.31%	7.97%	8.38%	9.51% (1/30/2014)
Super Institutional Class Shares	9.40%	8.06%	n/a	9.16% (10/17/2019)
Return After Taxes – Investor Class	One Year	Five Years	Ten Years	Since Inception* (1/30/2014)

Return After Taxes on Distributions	8.56%	6.55%	7.04%	8.19%
Return After Taxes on Distributions and Sale of Fund Shares	5.38%	5.56%	6.11%	7.12%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)(1)	23.81%	13.86%	12.55%	13.03%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	13.98%	8.60%	8.40%	9.23%

*	The Predecessor Fund commenced operations on January 30, 2014. The Fund has the same investment objective, strategies and policies as the Predecessor Fund.

(1)	In connection with newly adopted SEC regulations applicable to the Fund, the Russell 3000® Index is the Fund’s new broad-based securities market index. The Fund will continue to show performance for the Russell 3000® Value Index, the Fund’s previous broad-based securities market index.

Management

Investment Adviser.

Clifford Capital Partners, LLC.

Portfolio Manager.

Ryan P. Batchelor, CFA, CPA, has managed the Fund since January 2014.

 5

General Summary Information

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans.

	Investor Class
	Initial	Additional
Regular Account	$2,500	$100
Automatic Investment Plan	$2,500	$100
IRA Account	$2,500	$100
	Institutional Class
	Initial	Additional
Regular Account	$100,000	$1,000
Automatic Investment Plan	$100,000	$100
IRA Account	$100,000	$100
	Super Institutional Class
	Initial	Additional
Regular Account	$1,000,000	$10,000
Automatic Investment Plan	$1,000,000	$1,000
IRA Account	$1,000,000	$1,000

Investors may purchase or redeem Fund shares on any business day through a financial intermediary, by mail (Clifford Capital Funds, c/o Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), by wire, or by telephone by calling toll free 800-673-0550. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund’s distributions may be subject to U.S. federal income tax and may be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred account, such as a 401(k) plan, IRA or 529 college savings plan. In such a tax-deferred account, your tax liability is generally not incurred until you withdraw assets from such an account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

 6

Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings

Investment Objective

The Fund’s investment objective is long-term capital appreciation. The investment objective is not fundamental and may be changed without shareholder approval, although the Fund will provide 60 days’ advance notice of any such change.

The Investment Selection Process Used by the Fund

To achieve its investment objective, the Fund invests primarily in the equity securities of U.S. companies of any size that the Adviser believes are trading at a discount to what they are worth at the time of purchase and have the potential for capital appreciation with acceptable downside risks. The Adviser believes investing in securities trading at a discount may enhance the investment’s potential upside when the Adviser’s investment thesis is proven correct and may dampen the potential loss when the investment thesis is disproven.

Investment Philosophy Guiding the Fund

The Adviser seeks to buy stocks at a discount to intrinsic value, taking advantage of opportunities—usually because of short-term investor orientation, herd influences, and other irrational investor behavior—which are uncovered by its bottom-up research. The Adviser also buys stocks at a discount resulting from the increasing market clout of passive investors and investors who rely on non-company-specific analysis, such as investors who trade funds and ETFs of entire sectors or industries rather than individual stocks. The Adviser seeks opportunities where it believes the expectations implied in a company’s stock price are too low relative to the firm's long-term earnings power or to its current assets.

The Adviser considers an issuer to be non-U.S. based if: (1) the issuer is organized under the laws of a jurisdiction other than those of the U.S.; (2) the securities of the issuer have a primary listing on a stock exchange outside the U.S. regardless of the country in which the issuer is organized; or (3) the issuer derives 50% or more of its total revenue from goods and/or services produced or sold outside of the U.S.

The Adviser believes most of its investment opportunities arise because of short-term oriented trader and investor behavior, which differs from the Adviser’s research conclusions and its long-term investment philosophy. Common behaviors leading to these opportunities include but are not limited to: overreactions to short-term results; economic worries leading to low expectations or panic selling; fear of increased competition; focus on one underperforming business line overshadowing other solid segments; frustration with slower growth rates as a business or its industry matures; worries that meaningful changes being undertaken by a company will be ineffective or take too long; fear that cyclical issues affecting a firm or its industry have become permanent.

In identifying securities to be held by the Fund, the Adviser will utilize an overall portfolio construction methodology guided by a dynamic mix of Core Value stocks and Deep Value stocks.

Core Value. 50-75% of the Fund is invested in Core Value firms. Core Value firms are defined as high-quality companies, evidenced by high returns on capital that the adviser believes have competitive advantages. The Adviser has identified a universe of a Core Value firms (the “Core List”) based on its proprietary quantitative and qualitative “10 Indicators of a Core Business” review process, summarized below. The 10 Indicators of a Core Business review is used as a screening process to populate the Core List with businesses that the Adviser would like to potentially invest in when the Adviser’s analysis suggests a Core Value company’s stock is undervalued. Prior to adding a security to the Core List, a company must pass the review. The Adviser selects its Core Value investments from this Core List universe and strives to invest in these companies only when their stock price is trading at a discount to the Adviser’s estimate of intrinsic value. The Adviser believes Core Value firms are ideal long-term holdings because of the expectation for long-term growth in cash flows, combined with the potential for downside protection because of their high-quality business models, as well as the Adviser’s insistence on only buying these companies at a discount to estimated fair value. The Adviser believes Core Value firms are also ideal for long-term holdings because of expectations for growth in intrinsic value, driven in the Adviser’s opinion by these firms’ competitive advantages that are expected to be sustained for at least 5 years.

 7

Summary of the “10 Indicators of a Core Business” criteria used to assess whether a company meets the Adviser’s standard of a Core Value business.

1.	Consistently high returns on equity

2.	Consistently high returns on assets

3.	Upward-trending net income

4.	Debt load that the Adviser believes is prudent for the individual business (i.e., Net Debt/EBITDA ratios below 3X for most non-financial companies)

5.	Necessary and valuable products or services

6.	Good employee relations (subjective determination based on Adviser’s research of management/employee relations)

7.	Pricing power (Adviser’s determination of a company’s ability to increase the prices of its goods/services to offset inflationary pressures without significantly damaging demand)

8.	Low capital intensity (i.e., low capital expenditures relative to revenues)

9.	History of strong capital allocation

10.	History of upward-trending book value and share price

The Adviser regularly reviews the Core List, searching for stocks that may potentially be trading at a discount to the Adviser’s estimates of fair value. The Adviser intends to hold its Core Value positions for the long term.

Deep Value. Deep Value stocks plus cash make up the remaining 25-50% of the Fund’s portfolios. Deep Value stocks are opportunistic, non-Core Value investments uncovered by our fundamental research. These are often companies that have fallen out of favor to what the Adviser believes are very compelling valuation levels. Common situations that lead to Deep Value companies falling out of favor include but are not limited to: overreaction to short-term financial results; investor fears that cyclical issues have become secular; prolonged turnarounds; investor and Wall Street analyst apathy; one struggling segment overshadowing other strong business lines within the same company; misunderstood balance sheet or misunderstood accounting principles affecting a business’ valuation; a firm or its industry maturing leading to slower growth rates; or overreaction to political events, such as Brexit, and foreign exchange movements. The Adviser intends to hold a Deep Value position until it reaches its estimated fair value. These opportunistic investments tend to have higher return potential than Core Value positions but are subject to more uncertainty. In screening for Deep Value positions the Adviser uses a variety of methods to identify potential investment opportunities, including:

1.	Quantitative stock screens

2.	Researching firms with weak recent or longer-term stock-price performance

3.	Searching for companies and industries that are out of favor with investment analysts

4.	Researching new firms to expand the Adviser’s knowledge base

5.	The Adviser’s personal network of investment professionals

6.	Publications from like-minded contrarian investors (e.g. quarterly investor commentaries, public speeches, SEC filings, and industry publications)

 8

The Adviser uses a disciplined “bottom-up” selection process to attempt to identify equity securities of companies that appear to be selling at a discount relative to the Adviser’s assessment of their potential value. As part of this process, the Adviser may employ a variety of analysis techniques that it deems appropriate for each individual company. Examples of such techniques include estimating a company’s future financial results such as revenues, earnings, cash flows, or EBITDA and then applying the Adviser’s estimate of a relevant price multiple that it will assign to these values based on the Adviser’s assessment of a “normalized” ratio (a ratio based on the company’s and/or its industry’s historical norms). Examples of these types of ratios are price to sales, price to earnings, price to cash flow, or EV/EBITDA. Other techniques that may be used to estimate intrinsic value include: the Adviser’s estimate of a company’s private market value; a fair value liquidation analysis; discounted cash flow analysis; or dividend discount models.

For each stock investment, the Adviser identifies, through its customized and focused individual stock research, several investment success factors (“Key Thesis PointsTM”). These Key Thesis PointsTM (typically 3 or 4 per stock) reflect differentiated viewpoints from market consensus opinion. The Key Thesis PointsTM process assists the Adviser in: 1) identifying the most important long-term catalysts for each stock’s success; 2) allowing for efficient ongoing portfolio monitoring – focusing on a manageable list of what the Adviser believes matters the most; 3) maintaining investment conviction when short-term noise overwhelms sentiment and stock prices; and 4) allowing for quick identification of mistakes when facts arise that refute a Key Thesis PointsTM.

The Fund employs a high conviction, focused strategy and intends to hold a limited number of securities. The Adviser believes that maintaining a relatively small number of portfolio holdings allows each security to have a meaningful impact on the portfolio’s results. The number of securities held by the Fund may occasionally change at times such as when the portfolio manager is accumulating new positions, phasing out and existing positions, or responding to exceptional market conditions. The Fund employs a high conviction, focused strategy and intends to hold a limited number of securities. . The Adviser believes that maintaining a relatively small number of portfolio holdings allows each security to have a meaningful impact on the portfolio’s results. The number of securities held by the Fund may occasionally change at times such as when the portfolio manager is accumulating new positions, phasing out and existing positions, or responding to exceptional market conditions.

The Adviser typically performs an additional review for any stock that declines 20% from its original purchase, or a stock that has declined by 20% over any 30-day period. The Adviser may reduce or sell a Fund’s investments in a particular security if, in the opinion of the Adviser, a security’s fundamentals change substantially, its price appreciation leads to overvaluation in relation to the Adviser’s estimates of future earnings and cash flow growth, there are better opportunities with another security, or for other reasons.

TEMPORARY DEFENSIVE POSITIONS. When the Adviser believes market, economic or political conditions are unfavorable for investors, the Fund may hold, as a temporary, defensive strategy, all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, short-term debt obligations, and repurchase agreements. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would have had it remained more fully invested in common stocks. To the extent a Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective. If a Fund invests in shares of a money market fund, shareholders of the Fund generally will be subject to duplicative management and other fees and expenses.

The Principal Risks of Investing in the Fund

Risks of Investing in Equity Securities. The Fund invests in equity securities, such as common stocks, which subjects a Fund and its shareholders to the risks associated with these types of securities. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which a Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that a Fund invests in, including the strength of the company’s management or the demand for its products or services. You should be aware that a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s products or services. In addition, a company’s share price may also decline if its earnings or revenues fall short of expectations.

 9

There are overall stock market risks that may also affect the value of a Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of a Fund’s investments may increase or decrease more than the stock markets in general.

Risks of Small Cap and Mid Cap Securities. Investing in the securities of small cap and mid cap companies generally involves substantially greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of these companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because these companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that these companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, these companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. These companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. These factors affect the Adviser’s access to information about the companies and the stability of the markets for the companies’ securities. These companies may be more vulnerable than larger companies to adverse business or economic developments; the risk exists that the companies will not succeed; and the prices of the companies’ shares could dramatically decline in value. Therefore, an investment in a Fund may involve a substantially greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

Risks of Large Cap Securities. Companies with large market capitalizations go in and out of favor based on various market and economic conditions. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Focused Investment Risk. The Fund employs a high conviction, focused strategy and intends to hold a limited number of securities. These types of funds may invest a larger portion of their assets in the securities of a single issuer compared to other funds. Focusing investments in a small number of companies may subject a Fund to greater share price volatility and therefore a greater risk of loss because a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return. Economic, political or regulatory developments may have a greater impact on the value of a Fund’s portfolio than would be the case if the portfolio held more positions, and events affecting a small number of companies may have a significant and potentially adverse impact on the performance of the Fund. In addition, investors may buy or sell substantial amounts of Fund shares in response to factors affecting or expected to affect a small number of companies, resulting in extreme inflows and outflows of cash into or out of a Fund. To the extent such inflows or outflows of cash cause a Fund’s cash position or cash requirements to exceed normal levels, management of the Fund’s portfolio may be negatively affected.

Sector Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause the value of its share price to be more susceptible to the financial, market, or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s net asset value per share. Sectors in which the Fund invests may change.

 10

Financial Companies Risk. Performance of companies in the financial sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financial sector as a whole, cannot be predicted. The financial sector is also a target for cyber attacks and may experience technology malfunctions and disruptions, which have occurred more frequently in recent years.

Industrial Sector Risk. The value of securities issued by companies in the industrial sector may be adversely affected by supply and demand changes related to their specific products or services and industrial sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events, trade disputes and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrial sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.

Healthcare Companies Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.

Management Style Risk. Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund invests primarily in value stocks (stocks that the Adviser believes are undervalued), the Fund’s performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g., growth stocks), or that have a broader investment style. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value. If the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds.

 11

Active Management Risk. The Adviser’s skill in choosing appropriate investments will play a large part in determining whether a Fund is able to achieve its investment objective. If the Adviser’s assessment of the prospects for individual securities is incorrect, it could result in significant losses to a Fund and the Fund may not achieve its investment objective.

Cybersecurity Risks. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Economic and Political Risks. These risks may be short-term by causing a change in the market that is corrected in a year or less, or they may have long-term impacts which may cause changes in the market that last for many years. Some factors may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Market and Geopolitical Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long- term perspective and be able to tolerate potentially sharp declines in value. The market’s daily movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund own and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The value and growth-oriented equity securities purchased by the Fund may experience large price swings and potential for loss.

 12

Inflation Risk. At any time, a Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Non-U.S. Investment Risk. Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; sovereign solvency considerations; less liquid and more volatile exchanges and/or markets; or political changes or diplomatic developments. Exposure to foreign markets may increase the risk of negative external political events on investment performance. ADRs are issued by an American bank or trust company and represent ownership of underlying securities of a foreign company. Unsponsored ADRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs. Holders of unsponsored ADRs generally bear all of the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

Foreign Currency Risk. Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, a Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies not tightly pegged to the U.S.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (SAI”). Complete holdings (as of the dates of such reports) are available in reports on Form N-PORT and Form N-CSR filed with the SEC.

 13

General Information

Management

The Investment Adviser

Clifford Capital Partners, LLC (the “Adviser”) is the investment adviser of the Fund and has responsibility for the management of the Fund’s affairs, under the supervision of the Trust’s Board of Trustees. The Adviser is a registered investment adviser. The Adviser was organized in 2010 as an Illinois limited liability company and its address is 363 S. Main Street, Suite 101, Alpine, Utah 84004. The Adviser is primarily owned and controlled by Ryan P. Batchelor, CFA, CPA and Roger Hill. As of December 31, 2024, the Adviser had approximately $496 million in assets under management and $226 million in assets under advisement. Additional information about the Adviser is available in the SAI.

The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees.

Management Fee and Expense Limitation Agreement

Under the Investment Advisory Agreement for the Fund, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services, the Adviser receives an investment management fee equal to 0.75% of the daily net assets of the Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses of the Fund until January 31, 2026 in order to keep net operating expenses (exclusive of interest, distribution and service fees pursuant to Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) from exceeding 0.82%, 0.90% and 0.90%, respectively, of the daily net assets of the Super Institutional Class, Institutional Class, and Investor Class. This waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. For the fiscal year ended September 30, 2024, following fee reductions, the Adviser received an aggregate fee of 0.47% for investment advisory services performed, expressed as a percentage of average net assets of the Fund.

A discussion regarding the basis of the Board of Trustees’ approval of the Investment Advisory Agreement between the Trust and the Adviser is available in the Fund’s annual report to shareholders for the year ended September 30, 2024.

Portfolio Manager’s Bio:

Ryan P. Batchelor, CFA, CPA

The Fund is managed by Ryan P. Batchelor, CFA, CPA. Mr. Batchelor has managed the Fund since its inception. Ryan Batchelor is Principal, co-founder and Chief Investment Officer at the Adviser. Prior to founding the Adviser in April 2010, he served as a senior equity analyst at Wells Capital Management from March 2007 until March 2010 where he was a generalist, scouring all sectors of the market but also had specific responsibility for the financial services sector.

Before joining Wells Capital Management, Mr. Batchelor was an equity strategist and analyst with Morningstar, Inc. where he served as specialty finance analyst and team leader. He initiated the five-page InternationalInvestor section in the firm’s flagship StockInvestor monthly stock investment newsletter and implemented department-wide improvements to Morningstar’s foreign coverage universe. Ryan was quoted in local and national media, including The Wall Street Journal, Barron’s, The Economist, Financial Times, USA Today, and US News & World Report. He also made live television appearances on CNBC and Bloomberg TV, as well as radio spots on NPR, Bloomberg Radio and local stations. Mr. Batchelor graduated summa cum laude from Brigham Young University - Hawaii in 1999 with a B.S. in Accounting and received his MBA in Finance from the Marriott School of Management at Brigham Young University in 2004. He holds the Chartered Financial Analyst and Certified Public Accountant professional designations.

 14

The Fund’s SAI provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

Shareholder Information

Pricing of Fund Shares

The Fund’s share price, called the NAV per share, is determined on each business day that the NYSE is open for trading, as of the close of business of the regular session of the NYSE (generally 4:00 p.m., Eastern time). NAV per share is computed by adding the total value of a Fund’s investments and other assets attributable to the Fund’s Investor Class, Institutional Class and Super Institutional Class shares, subtracting any liabilities attributable to the applicable class and then dividing by the total number of the applicable classes’ shares outstanding. Since different expenses may be charged against shares of different classes of the Fund, the NAV of the different classes may vary. Because a Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when a Fund does not price its shares, the value of the securities held in a Fund may change on days when you will not be able to purchase or redeem Fund shares.

Shares of the Fund are bought or exchanged at the public offering price per share next determined after a request has been received in proper form. The public offering price of the Fund’s shares is equal to the NAV plus the applicable front-end sales charge, if any. Shares of a Fund held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form, less any applicable deferred sales charge. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund’s securities are valued at current market prices. Investments in securities traded on national securities exchanges are valued at the last reported sale price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Board, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith by the Fund’s Adviser, under procedures set by the Board. The Board has appointed the Adviser as “valuation designee” (the “Valuation Designee”) to be responsible for all fair value determinations for the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times so long as the Valuation Designee believes that these values reflect fair value at the time the Fund’s NAV is determined.

 15

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of a Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Trust uses fair value pricing to determine the NAV per share of a Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Valuation Designee believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

Share Class Alternatives. The Fund offers investors three different classes of shares through this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and fees and may have different share prices and minimum investment requirements. When you buy shares, be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

Customer Identification Program

Federal regulations require that the Trust obtain certain personal information about you when opening a new account. As a result, the Trust must obtain the following information for each person that opens a new account:

Name;

Date of birth (for individuals);

Residential or business street address (although post office boxes are still permitted for mailing); and

Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Trust may restrict your ability to purchase additional shares until your identity is verified. The Trust also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

 16

How to Buy and Sell Shares

The price you pay for a share of a Fund is the NAV next determined upon receipt by such Fund (or its appropriately designated agent) or your financial intermediary (such as fund supermarkets or through brokers or dealers who are authorized by the Fund’s principal underwriter (the “Distributor”) to sell shares of the Fund (collectively, “Financial Intermediaries”). A Fund will be deemed to have received your purchase or redemption order when it (i.e., the Fund) or the Financial Intermediary receives the order. Such Financial Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf.

You may purchase shares of the Fund through Financial Intermediaries and directly from the Fund (or its agent). Financial Intermediaries may charge transaction fees or set different minimum investment amounts. Financial Intermediaries may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Fund as the policies and procedures may be different. Certain Financial Intermediaries may have agreements with the Fund that allows them to enter confirmed purchase and redemption orders on behalf of clients and customers. Under this arrangement, the Financial Intermediary must send your payment to the Fund by the time a Fund prices its shares on the following business day. The Fund is not responsible for ensuring that a Financial Intermediary carries out its obligations. You should look to the Financial Intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

Minimum Investments

The Trust may waive the minimum initial investment requirement for purchases made by Trustees, officers and employees of the Trust. The Trust may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Trust may also change or waive policies concerning minimum investment amounts at any time. The Trust retains the right to refuse to accept an order.

	Investor Class
	Initial	Additional
Regular Account	$2,500	$100
Automatic Investment Plan	$2,500	$100*
IRA Account	$2,500	$100
	Institutional Class
	Initial	Additional
Regular Account	$100,000	$1,000
Automatic Investment Plan	$100,000	$100*
IRA Account	$100,000	$100

	Super Institutional Class
	Initial	Additional
Regular Account	$1,000,000	$10,000
Automatic Investment Plan	$1,000,000	$1,000*
IRA Account	$1,000,000	$1,000

* An Automatic Investment Plan requires the minimum automatic monthly or quarterly investment.

 17

Types of Account Ownership

You can establish the following types of accounts by completing a Shareholder Account Application:

●	Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts have two or more owners.

●	A Gift or Transfer to Minor (UGMA or UTMA). A UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor’s social security number on the application.

●	Trust. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

●	Business Accounts. Corporation and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

●	IRA Accounts. See “Types of Tax-Deferred Accounts”.

Types of Tax-Deferred Accounts

●	Traditional IRA. An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and distributions are taxable as income.

●	Roth IRA. An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

●	Spousal IRA. An IRA funded by a working spouse in the name of a non-earning spouse.

●	SEP-IRA. An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.

●	Keogh or Profit-Sharing Plans. These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions of up to $35,000 for each person covered by the plans.

●	403(b) Plans. An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

●	401(k) Plans. Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

Purchases by Mail. For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to Commonwealth Fund Services, Inc. (the “Transfer Agent”), the Fund’s transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, together with your check payable to a Fund. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Purchases by Wire. You may purchase shares by requesting your bank to transmit payment by wire directly to the Transfer Agent. To invest by wire, please call the Fund toll-free 800-673-0550 or the Transfer Agent toll-free 800-628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund’s records. You will not have access to your shares until the purchase order is completed in proper form, which includes the receipt of completed account information by the Transfer Agent. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

 18

Purchases by Telephone. You may also purchase shares by telephone, by contacting the Fund’s toll-free 800-673-0550 or the Transfer Agent toll-free 800-628-4077.

How to Sell Shares. You may redeem your shares of the Fund at any time and in any amount by contacting your Financial Intermediary or by contacting the Fund by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in “proper form.” The Transfer Agent will promptly notify you if your redemption request is not in proper form. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

The Fund typically expects to meet redemption requests through cash holdings or cash equivalents and anticipates using these types of holdings on a regular basis. The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the transfer agent of a redemption request in proper form: (i) for payment by check, the Fund typically expects to mail the check within two business days; and (ii) for payment by wire or ACH, the Fund typically expects to process the payment within two business days. Payment of redemption proceeds may take up to 7 calendar days as permitted under the Investment Company Act of 1940 (“the 1940 Act”). Under unusual circumstances as permitted by the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

To the extent cash holdings or cash equivalents are not available to meet redemption requests, the Fund will meet redemption requests by either (i) rebalancing their overweight securities or (ii) selling portfolio assets. In addition, if the Fund determines that it would be detrimental to the best interest of a Fund’s remaining shareholders to make payment in cash, a Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

If you sell your shares through a securities dealer or investment professional, it is such person’s responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 calendar days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

Note that the Fund will assess a 2.00% redemption fee on Investor Class shares of the Fund redeemed within 60 days of purchase as a percentage of the amount redeemed. See “Frequent Purchases and Redemptions” below.

Redemption by Mail. To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered, to the Clifford Capital Funds, Attn: Redemptions, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent toll-free 800-628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

 19

Redemption by Telephone. You may redeem your shares by telephone provided that you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent toll-free 800-628-4077. There is no charge to shareholders for redemptions by telephone. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent, c/o Clifford Capital Funds, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Redemption by Wire. If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire. There is no charge to shareholders for redemptions by wire.

Redemption in Kind. The Fund typically expects to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Adviser believes it is in the best interest of a Fund and its shareholders not to sell portfolio assets, a Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian to the extent such arrangements are in place with the custodian. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” While the Fund does not intend, under normal circumstances, to redeem shares by payment in kind, it is possible that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund, either through the distribution of selected individual portfolio securities or a pro-rata distribution of all portfolio securities held by the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing a Fund’s NAV per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of a Fund’s net assets at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at a Fund’s election. The Fund’s methods of satisfying shareholder redemption requests will normally be used during both regular and stressed market conditions.

Signature Guarantees. To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

 20

In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a “stock power”) specifying the total number of shares being redeemed. The Trust may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Proper Form. Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received by the Transfer Agent. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received by the Fund.

Automatic Investment Plan. Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privilege. To the extent that the Adviser manages other funds in the Trust, you may exchange all or a portion of your shares in a Fund for shares of the same class of certain other funds of the Trust managed by the Adviser having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and purchase and will generally result in realization of a taxable gain or loss on the transaction. You will not pay a deferred sales charge on an exchange from a Fund. However, if you exchange shares of another mutual fund that is not advised by the Adviser for shares of a Fund, you may pay a deferred sales charge on the sale of those fund shares, as applicable. As of the date of this prospectus, the Adviser manages two funds in the Trust.

Frequent purchases and redemptions (“Frequent Trading”) (as discussed below) can adversely impact Fund performance and shareholders. Therefore, the Trust reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Trust also reserves the right to refuse exchange requests by any person or group if, in the Trust’s judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. The Trust further reserves the right to restrict or refuse an exchange request if the Trust has received or anticipates simultaneous orders affecting significant portions of a Fund’s assets or detects a pattern of exchange requests that coincides with a “market timing” strategy. Although the Trust will attempt to give you prior notice when reasonable to do so, the Trust may modify or terminate the Exchange Privilege at any time.

Transferring Shares. If you wish to transfer shares to another owner, send a written request to the Transfer Agent, c/o Clifford Capital Funds, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Your request should include: (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for the shares being transferred; (v) signature guarantees (See “Signature Guarantees”); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent toll-free 800-628-4077.

 21

Account Statements and Shareholder Reports. Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications. The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund’s toll-free 800-673-0550.

General. The Fund will not be responsible for any losses from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

Other Important Investment Information

Dividends, Distributions and Taxes

Dividends and Capital Gains Distributions. All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

Dividends from net investment income, if any, are declared and paid annually by the Fund. The Fund intends to distribute annually any net capital gains.

There are no sales charges or transaction fees for reinvested dividends and distributions, and all shares will be purchased at NAV. Shareholders generally will be subject to tax on all distributions (including dividends) whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA or 401(k), all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA or 401(k), it is disadvantageous for you to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend”. To avoid buying a dividend, check the Fund’s distribution schedule before you invest.

Taxes. In general, Fund distributions are taxable to you as ordinary income, qualified dividend income or capital gain. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any long-term capital gains the Fund distributes are taxable to you as long-term capital gains, no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gain of the Fund) will generally be taxable to you at ordinary income tax rates, except those distributions that are designated as “qualified dividend income” will be taxable at the rates applicable to long-term capital gain. After the close of the taxable year, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. The one major exception to these tax principles is that distributions on, and sales, exchanges, and redemptions of, shares held in an IRA or 401(k) (or other tax-deferred arrangement) will not be currently taxable.

When you sell shares of the Fund, you will generally have a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of a different fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends, in part, on how long you have held your shares and your income for the year.

 22

Fund distributions and gains from the sale or exchange of your shares will generally be subject to applicable U.S. state and local income tax. Non-U.S. investors may be subject to U.S. federal withholding and estate tax. You should consult with your own tax advisor about the U.S. federal, state, local or foreign tax consequences of your investment in the Fund.

The Fund must backup withhold 24% of your taxable distributions and proceeds if you fail to properly furnish the Fund with a correct taxpayer identification number, you have under-reported dividend or interest income, or you fail to properly certify to the Fund that you are not subject to such backup withholding.

Cost Basis Reporting. Mutual fund companies must report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s.

The Fund has chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing prices, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method shares will be reported on your Consolidated Form 1099 if you do not select a different tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of shares.

The Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method given your particular situation.

The Trust

The Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on April 9, 2007. The Trustees supervise the operations of the Fund according to applicable state and federal law, and the Trustees are responsible for the overall management of the Fund’s business affairs.

Rule 12b-1 Fees

The Fund has adopted a Distribution and Shareholder Services Plan Pursuant to Rule 12b-1 (the “Plan”) for the Investor Class shares. Pursuant to the Plan, the Fund may compensate Financial Intermediaries that provide services for shareholders of the Fund. The Plan provides that for activities relating to these services, the Fund will pay the annual rate of 0.25% of the daily net assets of its Investor Class. Such activities may include the provision of sub-accounting, recordkeeping and/or administrative services, responding to customer inquiries, and providing information on customer investments. Because the shareholder service fees are paid out of a Fund’s assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges. The Plan, while primarily intended to compensate for shareholder service expenses, was adopted pursuant to Rule 12b-1 under the 1940 Act, and it therefore may be used to pay for certain expenditures related to financing distribution- related activities of the Fund.

 23

Shareholder Services Plan

The Fund has adopted a shareholder services plan for its Investor Class and Institutional Class shares. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, including but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholders concerning their investment in a Fund; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in Fund shares; (v) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices; (vi) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (vii) providing sub-accounting with respect to Fund shares; and (viii) processing dividend payments from the Fund on behalf of shareholders.

Because the Fund has adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Fund believes the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Fund, however, follows the procedural requirements of Rule 12b-1 in connection with the implementation and administration of the shareholder services plan.

An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Fund will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm’s customers.

Frequent Purchases and Redemptions

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Adviser of a Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of an overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, a Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Fund may face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Fund will assess a 2.00% redemption fee on Investor Class shares of a Fund redeemed within 60 days of purchase as a percentage of the amount redeemed. The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of long-term shareholders. The “first in-first out” (“FIFO”) method is used to determine the holding period; this means that if you purchase shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. The fee does not apply to Fund shares acquired through the reinvestment of dividends and the Automatic Investment Plan or shares redeemed through the Systematic Withdrawal Program. The Fund reserves the right to change the terms and amount of this fee upon at least a 60-day notice to shareholders.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of a Fund under which the Trust’s Chief Compliance Officer and Transfer Agent will monitor Frequent Trading through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four “round-trips” (a purchase and sale or an exchange in and then out of a Fund) within a rolling twelve-month period. Shareholders exceeding four round-trips will be investigated by a Fund and possibly restricted from making additional investments in the Fund. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in Frequent Trading of Fund shares. The Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In the event the foregoing purchase and redemption patterns occur, it shall be the policy of the Trust that the shareholder’s account and any other account with a Fund under the same taxpayer identification number shall be precluded from investing in a Fund (including investment that are part of an exchange transaction) for such time period as the Trust deems appropriate based on the facts and circumstances (including, without limitation, the dollar amount involved and whether the Investor has been precluded from investing in the Fund before); provided that such time period shall be at least 30 calendar days after the last redemption transaction. The above policies shall not apply if the Trust determines that a purchase and redemption pattern is not a Frequent Trading pattern or is the result of inadvertent trading errors.

 24

These policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies also apply to any account, whether an individual account or accounts with Financial Intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading activity through omnibus accounts may be more limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in Frequent Trading through omnibus accounts or to curtail such trading. However, the Fund will establish information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act, and otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts.

If a Fund identifies that excessive short-term trading is taking place in a participant-directed employee benefit plan accounts, the Fund or its Adviser or Transfer Agent will contact the plan administrator, sponsor or trustee to request that action be taken to restrict such activity. However, the ability to do so may be constrained by regulatory restrictions or plan policies. In such circumstances, it is generally not the policy of the Fund to close the account of an entire plan due to the activity of a limited number of participants. However, the Fund will take such actions as deemed appropriate in light of all the facts and circumstances.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund are unable to detect and deter trading abuses, the Fund’s performance, and their long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from Frequent Trading, even when the trading is not for abusive purposes.

 25

Distribution Arrangements

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares.

Financial Highlights

The following tables are intended to help you better understand the financial performance of the Fund for the past 5 years or for the period of the Fund’s or share classes’ operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the annual and semi-annual reports. The Fund’s Form N-CSR and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

 26

Clifford Capital Partners Fund

Institutional Class

Financial Highlights

Selected data for a share outstanding throughout the year.

Financial Highlights	Selected Per Share Data Throughout Each Year
	Institutional Class
	Years ended September 30,
	2024	2023	2022	2021	2020(2)
Net asset value, beginning of year	$17.13	$16.31	$19.61	$14.03	$14.65

Investment activities
Net investment income (loss)(1)	0.34	0.31	0.27	0.29	0.31
Net realized and unrealized gain (loss) on investments	3.29	0.88	(2.74)	5.63	(0.68)
Total from investment activities	3.63	1.19	(2.47)	5.92	(0.37)
Distributions
Net investment income	(0.27)	(0.20)	(0.29)	(0.34)	(0.25)
Net realized gain	(0.68)	(0.17)	(0.54)	—	—
Total distributions	(0.95)	(0.37)	(0.83)	(0.34)	(0.25)

Net asset value, end of year	$19.81	$17.13	$16.31	$19.61	$14.03

Total Return	21.66%	7.17%	(13.23%)	42.63%	(2.68%)
Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross	1.17%	1.18%	1.29%	1.42%	1.45%
Expenses, net of fee waivers and reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income (loss)	1.85%	1.73%	1.46%	1.51%	2.28%
Portfolio turnover rate	47.10%	27.59%	10.55%	26.01%	59.61%
Net assets, end of year (000’s)	$123,337	$114,404	$90,591	$49,699	$24,549

(1)	Per share amounts calculated using the average number of shares outstanding throughout the year.

(2)	Prior to February 1, 2020 the Advisor paid all operating expenses except for management fees and 12b-1 expenses.

 27

Clifford Capital Partners Fund

Investor Class

Financial Highlights

Selected data for a share outstanding throughout the year.

Financial Highlights	Selected Per Share Data Throughout Each Year
	Investor Class
	Years ended September 30,
	2024	2023	2022	2021	2020(2)
Net asset value, beginning of year	$16.92	$16.16	$19.47	$13.97	$14.61

Investment activities
Net investment income (loss)(1)	0.29	0.29	0.21	0.25	0.27
Net realized and unrealized gain (loss) on investments	3.25	0.83	(2.70)	5.60	(0.67)
Total from investment activities	3.54	1.12	(2.49)	5.85	(0.40)
Distributions
Net investment income	(0.21)	(0.19)	(0.28)	(0.35)	(0.24)
Net realized gain	(0.68)	(0.17)	(0.54)	—	—
Total distributions	(0.89)	(0.36)	(0.82)	(0.35)	(0.24)

Paid-in capital from redemption fees	—	—	— (3)	—	—

Net asset value, end of year	$19.57	$16.92	$16.16	$19.47	$13.97

Total Return	21.35%	6.78%	(13.44%)	42.29%	(2.86)
Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross	1.35%	1.59%	1.50%	1.61%	1.57%
Expenses, net of fee waivers and reimbursements	1.15%	1.15%	1.15%	1.15%	1.13%
Net investment income (loss)	1.59%	1.61%	1.12%	1.32%	1.93%
Portfolio turnover rate	47.10%	27.59%	10.55%	26.01%	59.61%
Net assets, end of year (000’s)	$611	$520	$1,123	$549	$397

(1)	Per share amounts calculated using the average number of shares outstanding throughout the year.

(2)	Prior to February 1, 2020 the Advisor paid all operating expenses except for management fees and 12b-1 expenses.

(3)	Less than 0.005 per share.

 28

Clifford Capital Partners Fund

Super Institutional Class

Financial Highlights

Selected data for a share outstanding throughout the period.

Financial Highlights	Selected Per Share Data Throughout Each Year
	Super Institutional Class
					Period
					October 17,
					2019(2) to
	Years ended September 30,				September 30,
	2024	2023	2022	2021	2020(5)
Net asset value, beginning of period	$17.24	$16.47	$19.84	$14.21	$14.67

Investment activities
Net investment income (loss)(1)	0.35	0.33	0.31	0.31	0.30
Net realized and unrealized gain (loss) on investments	3.31	0.90	(2.80)	5.70	(0.70)
Total from investment activities	3.66	1.23	(2.49)	6.01	(0.40)
Distributions
Net investment income	(0.27)	(0.29)	(0.34)	(0.38)	(0.06)
Net realized gain	(0.68)	(0.17)	(0.54)	—	—
Total distributions	(0.95)	(0.46)	(0.88)	(0.38)	(0.06)

Net asset value, end of period	$19.95	$17.24	$16.47	$19.84	$14.21

Total Return(3)	21.73%	7.29%	(13.23%)	42.74%	(2.74%)

Ratios/Supplemental Data
Ratios to average net asset(4)
Expenses, gross	1.08%	1.08%	1.21%	1.35%	1.43%
Expenses, net of fee waivers and reimbursements	0.82%	0.82%	0.82%	0.82%	0.85%
Net investment income (loss)	1.91%	1.84%	1.64%	1.65%	2.29%
Portfolio turnover rate(3)	47.10%	27.59%	10.55%	26.01%	59.61%
Net assets, end of period (000’s)	$15	$12	$11	$18	$13
(1)	Per share amounts calculated using the average number of shares outstanding throughout the period.

(2)	Commencement of operations.

(3)	Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.

(4)	Ratios to average net assets have been annualized for periods less than one year.

(5)	Prior to February 1, 2020 the Advisor paid all operating expenses except for management fees and 12b-1 expenses.

 29

APPENDIX

Adviser’s Prior Performance – Partners Fund

The data below is provided to illustrate the past performance of Clifford Capital Partners, LLC, the Partners Fund’s adviser, in managing fully discretionary private advisory accounts that are managed in accordance with the Clifford Capital All Cap Value investment strategy (formerly named the Clifford Capital Institutional Portfolio) as measured against market indices, and does not represent the performance of the Partners Fund, nor should it be considered a substitute for the Partners Fund’s performance. You should not consider this performance data as a prediction or an indication of future performance of the Partners Fund or the performance that one might achieve by investing in the Partners Fund.

The Clifford Capital All Cap Value strategy (the “Composite”) represents all fully discretionary private advisory accounts that are managed in accordance with the Clifford Capital All Cap Value investment strategy (formerly named the Clifford Capital Institutional Portfolio). The Partners Fund is also managed in a manner that is substantially similar to the manner in which these discretionary private advisory accounts are managed. The investment objectives, strategies, and policies of the Partners Fund are substantially similar to the discretionary private advisory accounts included in the Composite. The Composite began on August 1, 2010, the first full month the Adviser began managing accounts.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds like the Partners Fund. The SEC standard method for calculation of performance information for mutual funds was not utilized to calculate the performance of the Composite. The performance information shown below is not representative of the performance information that typically would be shown for a registered mutual fund. The discretionary private advisory accounts that are included in the Composite are not subject to the same type of expenses to which the Partners Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Partners Fund by the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Composite could have been adversely affected if the discretionary private advisory accounts in the Composite were subject to the same federal securities tax laws as the Partners Fund. In addition, the discretionary private advisory accounts are not subject to the same adverse effects of cash inflows and outflows of investor money that a public mutual fund such as the Partners Fund may be subject to, and accordingly the performance of these accounts may be higher than for a public mutual fund managed under the same investment strategy. “Composite Net-of-Fees” performance results are net of all fees, expenses, and, if applicable, sales loads or placement fees. Because of variation in fee levels, the “net of fees” Composite returns may not be reflective of performance in any one particular account. The use of a methodology different than that used below to calculate performance could result in different performance data.

The operating expenses incurred by the discretionary private advisory accounts in the Composite differ from the anticipated operating expenses of the Partners Fund, with some higher and some lower. The Adviser believes that the net effect of these differences would not have been material to its prior performance results.

 30

The Adviser’s Clifford Capital All Cap Value Composite
(August 1, 2010 through December 31, 2024)

The following data illustrates the past performance of the Adviser in managing all substantially similar discretionary private advisory accounts and does not represent the performance of the Partners Fund.

Year	Total Return (net of investment management fees)	Total Return (gross of investment management fees)	Russell 3000® Value Total Return Index
Aug. 1 – Dec. 31, 2010	14.32%	14.57%	14.35%
2011	4.20%	5.18%	-0.10%
2012	20.15%	21.29%	17.55%
2013	33.22%	34.46%	32.69%
2014	17.49%	18.63%	12.70%
2015	-10.53%	-10.08%	-4.13%
2016	37.02%	37.92%	18.40%
2017	12.45%	13.10%	13.19%
2018	-8.37%	-8.01%	-8.58%
2019	25.02%	25.32%	26.26%
2020	12.89%	13.17%	2.87%
2021	21.20%	22.00%	25.37%
2022	-3.55%	-3.03%	-8.01%
2023	5.33%	5.91%	11.61%
2024	9.70%	10.28%	13.96%

Composite Average Annual Returns (as of December 31, 2024)

Time Period	Total Return (net of investment management fees)	Total Return (gross of investment management fees)	Russell 3000® Value Total Return Index
One year	9.70%	10.28%	13.96%
Three years	3.67%	4.23%	5.37%
Five years	8.79%	9.35%	8.57%
Ten years	9.18%	9.72%	8.38%
Since Inception (8/1/2010 – 12/31/2024)	12.40%	13.09%	10.97%

 31

Fund Service Providers

Investment Adviser

Clifford Capital Partners, LLC, located at 363 S. Main Street, Suite 101, Alpine, Utah 84004

Administrator, Transfer Agent and Fund Accountant

Commonwealth Fund Services, Inc., located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235

Distributor

Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101

Custodian
Fifth Third Bank, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115

Legal Counsel

Practus, LLP, located at 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211

 32

How to Get More Information

Where to Go for Information

For shareholder inquiries, please call toll-free 800-628-4077.

Statement of Additional Information: For more information about the Fund, you may wish to refer to the Fund’s SAI dated January 31, 2025, which is on file with the SEC and incorporated by reference into this prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can obtain a free copy of the SAI, annual and semi-annual reports to shareholders, and other information such as Fund financial statements, by writing to Clifford Capital Partners Fund, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free 800-628-4077, or by e-mail at: mail@ccofva.com. The Fund’s prospectus, SAI, annual and semi-annual reports to shareholders, and other information such as Fund financial statements are available for viewing/downloading at https://cliffordcap.com/fundreports/. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Copies of these documents and other information about the Fund is available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following email address: publicinfo@sec.gov.

The Adviser’s Contact Information is:

Clifford Capital Partners, LLC

363 S. Main Street, Suite 101

Alpine, Utah 84004

385-387-1212

SEC file number 811-22172

 33

Privacy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Fund’s Privacy Notice is not part of this prospectus.

 34

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

800-673-0550

Clifford Capital Partners Fund

Investor Class (CLFFX)

Institutional Class (CLIFX)

Super Institutional Class (CLIQX)

STATEMENT OF ADDITIONAL INFORMATION

January 31, 2025

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Clifford Capital Partners Fund (the “Fund”) dated January 31, 2025. The SAI is incorporated by reference into the Fund’s prospectus. This SAI incorporates by reference the Fund’s Annual Report for the year ended September 30, 2024. A free copy of the Prospectus, SAI, semi-annual and annual report can be obtained by writing to Clifford Capital Funds, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll-free 800-673-0550 or by email at: mail@ccova.com.

The Fund’s annual and semi-annual reports, prospectus and SAI are all available for viewing/downloading at https://cliffordcap.com/fundreports/. General inquiries regarding the Funds may also be directed to the above address or telephone number.

Pursuant to a reorganization that took place on February 8, 2016, the Fund is a successor by merger from a series of the Cottonwood Mutual Funds (the “Predecessor Fund”).

DESCRIPTION OF THE TRUST AND THE FUNDS

General. World Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 9, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and commonly known as a “mutual fund”. The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other mutual funds of the Trust, other than the Fund, are described in separate prospectuses and statements of additional information.

The Fund. This SAI relates to the prospectus for the Fund and should be read in conjunction with the prospectus. This SAI is incorporated by reference into the Fund’s prospectus. No investment in shares should be made without reading the prospectus. The Fund is a separate investment portfolios or series of the Trust.

Description of Multiple Classes of Shares. The Fund is authorized to issue three classes of shares: Investor Class shares charging a 0.25% 12b-1 fee and Institutional Class and Super Institutional Class shares imposing no 12b-1 fee.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

The Fund’s investment objectives and principal investment strategies are described in the prospectus. This section contains a discussion of some of the investments the Fund may make and some of the techniques they may use.

Portfolio Turnover. Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which generally would be taxable to shareholders when distributed. The Fund’s investment adviser, Clifford Capital Partners, LLC (the “Adviser”), makes purchases and sales for the Fund’s portfolio whenever necessary, in the Adviser’s opinion, to meet a Fund’s objective. For the fiscal years ended September 30, 2023 and 2024, the Fund’s portfolio turnover rate was 27.59% and 47.10%, respectively.

Equity Securities. The Fund may invest in equity securities such as common stock, preferred stock, convertible securities, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Risks of Other Investment Companies / Exchange Traded Funds (“ETFs”). The Fund will incur higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in an underlying mutual fund or ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the underlying fund or index on which the ETF or index mutual fund is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. In addition to the brokerage costs associated with a Fund’s purchase and sale of the underlying funds, ETFs and mutual funds incur fees that are separate from those of the Fund. As a result, a Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. Because a Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may be above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) temporarily stops stock trading.

With respect to underlying funds in which a Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will limit its investments in funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules or regulations under the 1940 Act permits a Fund’s investments to exceed such limits. For example, Rule 12d1-4 permits a Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, the Rule prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, the Rule imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the fund, subject to certain exceptions. These restrictions may limit a Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit a Fund’s flexibility with respect to making investments in those unaffiliated investment companies.

Foreign Securities. The Fund may purchase foreign securities traded domestically as American Depository Receipts (“ADRs”) or in equity securities of foreign issuers that are U.S. dollar denominated and trade on a U.S. securities exchange or domestically in the over-the-counter markets. ADRs are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. Generally, ADRs are designed for trading on U.S. securities exchanges or other markets. The Fund may invest in foreign securities as well as ADRs and securities of foreign issuers principally traded on U.S. markets. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Depository receipts may, or may not, be sponsored by the issuer. There are certain risks associated with investments in unsponsored depository receipt programs. Because the issuer is not involved in establishing the program (such programs are often initiated by broker/dealers), the underlying agreement for payment and service is between the depository and the shareholders. The issuers of unsponsored depository receipts may not receive information from the foreign issuer, and it is under no obligation to distribute shareholder communications or other information received from the foreign issuer of the deposited securities or to pass through voting rights to the holders of the depository receipts. Expenses related to the issuance, cancelation and transfer of the depository receipts, as well as custody and dividend payment services may be passed through, in whole or in part, to shareholders.

Foreign securities investments present special considerations not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Foreign markets may not be as developed or efficient as those in the United States, and there is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States. Investments in foreign securities also subject the Fund to risks associated with fluctuations in currency values.

Risks of Emerging Markets Securities. To the extent that the Fund invests in issuers located in emerging markets, the foreign securities risk may be heightened.

Illiquid Investments. In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund may hold up to 15% of their net assets in “illiquid investments.” For this purpose, the term “illiquid investments” are investments that a Fund cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund monitor the portion of their total assets that are invested in illiquid investments on an ongoing basis in order to ensure that the value of illiquid securities held by the Fund do not exceed 15% of the Fund’s net assets.

The Fund must classify each portfolio investment at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, the Fund determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund takes this determination into account when classifying the liquidity of that investment. The Fund may be assisted in classification determinations by one or more third-party service providers. Investments classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.

The Fund has a liquidity risk management program designed to assess and manage the Fund’s liquidity risk. The program has been approved by the Fund’s Board of Trustees (“Board”), which has also approved the appointment of a liquidity program administrator (the “LPA”). The LPA is responsible for oversight of the Fund’s liquidity risk management efforts, including classifying the liquidity of the Fund investment, managing the Fund’s illiquid investments if any, within the requirements of Rule 22e-4,ensuring the Fund holds no more than 15% of net asset value in illiquid investments, ensuring that the Fund holds enough liquid assets to meet reasonably foreseeable redemption requests, and reporting to the Board regarding the effectiveness and operation of the liquidity risk management program.

Restricted Securities. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. Restricted securities are securities where the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.

Under the supervision of the Board, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of a Fund could be adversely affected.

U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of, or guaranteed by the United States Treasury. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality’s right to borrow money from the U.S. Treasury under certain circumstances. Moreover, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

Borrowing. At this time, the Fund does not expect to engage in borrowing. The Fund may engage in borrowing in the future and, to the extent a Fund does so, such Fund will be permitted to borrow money up to one-third of the value of its total assets. Borrowing is a speculative technique that increases both investment opportunity and a Fund’s ability to achieve greater diversification. However, it also increases investment risk. Because a Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Currently, subject to modification to conform to the 1940 Act as interpreted or modified from time to time, the Fund is permitted, consistent with the 1940 Act, to borrow, and pledge its shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by the Fund from a bank. If borrowings exceed this 300% asset coverage requirement by reason of a decline in net assets of a Fund, the Fund will reduce its borrowings within three days (not including weekends and holidays) to the extent necessary to comply with the 300% asset coverage requirement. The 1940 Act also permits a Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. To the extent outstanding borrowings of a Fund exceed 5% of the value of the total assets of the Fund, the Fund will not make additional purchases of securities – the foregoing shall not be construed to prevent the Fund from settling portfolio transactions or satisfying shareholder redemptions orders. The Securities and Exchange Commission (the “SEC”) has indicated, however, that certain types of transactions, which could be deemed “borrowings” (such as firm commitment agreements and reverse repurchase agreements) to the extent that these are not treated as derivatives transactions, are permissible, and the indebtedness associated with these transactions are aggregated with other borrowings when calculating a Fund’s asset coverage.

Financial Services Industry Obligations. The Fund may invest in each of the following obligations of the financial services industry:

(1) Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

(2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

(3) Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government (“U.S. Government Obligations”). A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engage in repurchase transactions. The Fund may engage in repurchase agreement transactions to the maximum extent permitted by applicable law.

Cash Investments. Under normal market conditions, the Fund, may invest up to 10% of its net assets in cash. When the Adviser believes market, economic or political conditions are unfavorable for investors, the Adviser may invest up to 100% of a Fund’s net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, or the U.S. economy. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Derivatives. Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivatives Transactions” include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level); and (iv) comply with certain Board reporting and recordkeeping requirements.

Rule 18f-4 provides an exception from the requirements to appoint a Derivatives Risk Manager, adopt a Derivatives Risk Management Program, comply with certain VaR-based leverage limits, and comply with certain Board oversight and reporting requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Pursuant to Rule 18f-4, if the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund will (i) aggregate the amount of indebtedness associated with all of its reverse repurchase agreements or similar financing transactions with the amount of any other “senior securities” representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions.

The Fund does not currently intend to enter into Derivatives Transactions, but reserves the right to do so upon approval by the Board and adherence to all of the requirements of Rule 18f-4 or the requirements applicable to the Limited Derivatives User Exception, as applicable. The requirements of Rule 18f-4 may limit the Fund’s ability to engage in Derivatives Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. As used in the Prospectus and SAI, the term “majority” of the outstanding shares of a Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.	Borrowing Money. The Fund may not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.	Senior Securities. The Fund may not issue any senior security to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	Underwriting. The Fund may not underwrite securities issued by others except to the extent a Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

4.	Real Estate. The Fund may not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5.	Commodities. The Fund may not purchase or sell physical commodities or commodity futures contracts, except as permitted by the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6.	Loans. The Fund may not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.	Concentration. The Fund may not invest more than 25% of the value of its net assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations).

Additionally, as a matter of fundamental policy, the Fund shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities from time to time.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above. With respect to each Fund’s policy on concentration, a Fund will use the Standard Industrial Classification Codes list that is maintained by the SEC to classify the Fund’s holdings by industry.

MANAGEMENT

THE INVESTMENT ADVISER

The Adviser is Clifford Capital Partners, LLC, located at 363 S. Main Street, Suite 101, Alpine, Utah 84004. The Adviser was organized in 2010 as an Illinois limited liability company.

For its services with respect to the Fund, the Adviser is entitled to receive an annual management fee calculated daily and payable monthly (and deducted proportionately from each class of shares) of 0.75% of the Fund’s daily net assets. Prior to January 31, 2020, the Adviser received a fee of 0.90% of the Fund’s daily net assets and paid the operating expenses of the Fund excluding fees payable to the Adviser, brokerage fees and commissions, taxes, interest expense, interest and dividend expenses on securities sold short, the costs of acquired fund fees and expenses, 12b-1 fees, shareholder service fees, and extraordinary expenses. The following table describes the advisory fees earned and waived and the Fund expenses reimbursed by the Adviser with respect to the Fund for the last three fiscal years of the Fund.

Fund	2024	2023	2022
Gross Advisory Fees	$888,267	$843,518	$529,608
Fee Waivers and/or Expense Reimbursements	$313,751	$318,855	$274,989
Net Advisory Fees	$574,516	$524,663	$254,619

The Adviser has contractually agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit “Total Annual Fund Operating Expenses” (exclusive of interest, distribution and service fees pursuant to Rule 12b-1 plans, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles and extraordinary expenses not incurred in the ordinary course of business) to not more than 0.90% of the daily net assets of the Fund’s Investor and Institutional Class, 0.82% of the daily net assets of the Fund’s Super Institutional Class. The Expense Limitation is set to expire on January 31, 2026 for the Fund. The Board or the Adviser may terminate this Expense Limitation Agreement prior to January 31, 2026 only by mutual written consent and at any time after January 31, 2026. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The total amount of recoverable reimbursements as of September 30, 2024 and expiration dates are as follows:

Fund	2027	2026	2025	Total
Fund	$313,751	$318,855	$274,989	$907,595

The Adviser retains the right to use the name “Clifford” or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Clifford” or any derivative thereof automatically ceases ninety days after termination of the Investment Advisory Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or their shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

THE PORTFOLIO MANAGERS

The table below provides information regarding other accounts managed by the Portfolio Manager of the Fund as of September 30, 2024. Mr. Batchelor is the portfolio manager for the Fund.

Ryan P. Batchelor

Account Type	Number of Accounts by Account Type	Total Assets by Account Type ($ in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Companies	0	0	0	0
Other Accounts	193	$386.73	0	0

Mr. Batchelor is compensated through his equity ownership in the Adviser. He does not receive separate compensation for his service as portfolio manager. As an equity member of the Adviser, the portfolio manager receives compensation in the form of distributions and profits from the Adviser.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of September 30, 2024 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Ryan P. Batchelor	C

Potential conflicts of interest may arise because the Portfolio Manager uses the same proprietary investment methodology for the Fund as for other clients. This means that the Portfolio Manager will make the investment strategies used to manage the Fund available to other clients. As a result, there may be circumstances under which the Fund and other clients of the Adviser may compete in purchasing available investments and, to the extent that the demand exceeds the supply, may result in driving the prices of such investments up, resulting in higher costs to the Fund. There also may be circumstances under which the Portfolio Manager recommend the purchase or sale of various investments to other clients and do not purchase or sell the same investments for the Fund, or may purchase or sell an investment for the Fund and not include such investment in recommendations provided to other clients. This is because the Adviser’s portfolio recommendations among clients differ based on each client’s investment policy guidelines and/or prevailing market conditions at the time such recommendation is made. The Portfolio Manager is charged with preventing positions in portfolios from being both long and short at the same time. The Portfolio Manager uses a combination of proprietary software and third-party risk management software to monitor and ensure that positions are consistent across all portfolios.

TRUSTEES AND OFFICERS

The Trust is governed by the Board, which is responsible for protecting the interests of shareholders. The Trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience; (ii) qualifications; (iii) attributes; and (iv) skills.

Ms. Mary Lou H. Ivey has business experience as a practicing tax accountant from 1996 to 2021 and, as such, brings tax, budgeting and financial reporting skills to the Board. Currently, Ms. Ivey serves as the Chief Financial Officer for the Episcopal Church Building Fund since 2022 utilizing her financial knowledge and skills.

Ms. Laura V. Morrison has over 30 years of experience in leadership roles at global stock exchanges and asset managers. She has extensive knowledge of ETFs as well as mutual funds, having set the strategy and managed the product development, sales distribution and marketing teams at a leading provider. Ms. Morrison also guided the growth of several listing exchanges in the U.S. and Europe including NYSE & Cboe Markets.

Dr. David J. Urban is Dean Emeritus and Professor of Marketing at the Jones College of Business, Middle Tennessee State University. He earned a Ph.D. in Business Administration with a concentration in Marketing from the University of Michigan. Dr. Urban also holds a master’s degree in Psychology from the University of Michigan and an undergraduate degree in Commerce with a concentration in Marketing from the University of Virginia. His extensive career is marked by significant budget responsibility and accountability, with expertise in marketing, strategic planning, organizational leadership, and management contributing to the Board’s long-term goal setting.

The Chairman of the Board is Ms. Ivey, who is not an “interested person” of the Trust, within the meaning of the 1940 Act. The Trust also has an independent Audit Committee that allows the Board to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to monitor and test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Trustee Emeritus

Mr. Theo H. Pitt is a Trustee Emeritus of the Trust. In his capacity as Trustee Emeritus, he does not have any fiduciary or oversight responsibilities to the Trust, and he does not vote on any matters that may be brought before the Board. As Trustee Emeritus, Mr. Pitt serves the Board in an advisory capacity, which allows the Board to capitalize on the institutional knowledge and experience Mr. Pitt has garnered over many decades in the financial services and investment management industries. Mr. Pitt began serving as Trustee Emeritus on January 1, 2025. Previously, Mr. Pitt served as an Independent Trustee of the Trust from August 2013 until he retired on December 31, 2024.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond Virginia, 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES

NAME, YEAR OF BIRTH AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Mary Lou H. Ivey 1958 Trustee	Indefinite, Since June 2010	Senior Vice President for Finance, Episcopal Church Building Fund (national nonprofit organization), since January 2022. Accountant, Harris, Hardy & Johnstone, P.C. (accounting firm), 2008-2021.	23	Independent Trustee for the eighty-eight series of the ETF Opportunities Trust; and Independent Trustee of Precidian ETFs Trust for the thirty-five series of that Trust (each a registered investment company).
Laura V. Morrison 1966 Trustee	Indefinite, Since July 2024	Owner, LVM Advisory LLC (consulting services to financial institutions) since 2024; Director and Member of Nominating and Governance Committee, Women in ETFs (not for profit) (2021 – present); Formerly, Chief Revenue Officer, Direxion (2022-2023); Senior Vice President, Global Head of Listings, Cboe Global Markets (2015-2022).	23	Independent Trustee for the eighty-eight series of the ETF Opportunities Trust; and Independent Trustee of Precidian ETFs Trust for the thirty-five series of that Trust (each a registered investment company).

NAME, YEAR OF BIRTH AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Dr. David J. Urban 1955 Trustee	Indefinite, Since June 2010	Dean Emeritus (since 2023) and Professor of Marketing (since 2013), Jones College of Business, Middle Tennessee State University.	23	Independent Trustee for the eighty-eight series of the ETF Opportunities Trust; and Independent Trustee of Precidian ETFs Trust for the thirty-five series of that Trust (each a registered investment company).

OFFICERS WHO ARE NOT TRUSTEES

NAME, YEAR OF BIRTH AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVEYEARS
David A. Bogaert 1963 President	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc., (fund administration and transfer agency) 2013 to present.
Karen M. Shupe 1964 Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director, Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald 1954 Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director, Fund Accounting and Administration, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively 1969 Secretary	Indefinite, Since November 2013	Attorney, Practus, LLP (law firm), May 2018 to present.
J. Stephen King 1962 Assistant Secretary	Indefinite, Since September 2022	Attorney, Practus LLP (law firm), 2020 to present; The TCW Group, Inc. (investment management firm), 2017 to 2020.
Holly B. Giangiulio 1962 Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present, Corporate Accounting and HR Manager from 2010 to 2015.
Laura B. Wright 1972 Assistant Secretary	Indefinite, Since May 2022	Manager, Fund Administration, Commonwealth Fund Services, Inc., August 2023 to present; Fund Administrator, Commonwealth Fund Services, Inc., 2016 to 2023.

NAME, YEAR OF BIRTH AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVEYEARS
Julian G. Winters 1968 Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment management compliance and consulting firm) since March 2007.

Trustee Committees. The Board oversees the Trust and certain aspects of the services provided by the Adviser and the Fund’s other service providers. The Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The officers of the Trust serve at the pleasure of the Board and for a term of one year or until their successors have been duly elected and qualified.

The Trust has a standing Audit Committee of the Board composed of Ms. Ivey, Ms. Morrison and Dr. Urban. The functions of the Audit Committee are to meet with the Trust’s independent auditors to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the independent auditors with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board. For the Fund’s most recent fiscal year ended September 30, 2024, the Audit Committee met eight times.

The Nominating and Corporate Governance Committee is comprised of Ms. Ivey, Ms. Morrison and Dr. Urban. The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which is described in Exhibit C – the charter also describes the process by which shareholders of the Trust may make nominations. For the Fund’s most recent fiscal year ended September 30, 2024, the Committee met three times.

The Qualified Legal Compliance Committee is comprised of Ms. Ivey, Ms. Morrison and Dr. Urban. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to the appropriate remedial action in connection with any report of evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. For the Fund’s fiscal year ended September 30, 2024, the Committee did not meet.

Trustee Compensation. Each Trustee who is not an “interested person” of the Trust may receive compensation for their services to the Trust. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Prior to January 1, 2024, each Trustee received a retainer fee at the annualized rate of $80,000, paid quarterly. The Independent Chairperson received an additional annual fee of $10,000, paid quarterly. Effective January 1, 202~~4~~, each Trustee receives a retainer fee at the annualized rate of $81,000, paid quarterly. The Independent Chairperson receives an additional annual fee of $5,000, paid quarterly. Additionally, each Trustee receives a fee of $2,500 per special meeting attended. Compensation received from the Fund for the fiscal year ended September 30, 2024 is as follows:

Name of Person / Position	Fund Name	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees (*)(1)
Mary Lou H. Ivey, Trustee	Partners Fund	$4,350	$0	$0	$4,350
Laura V. Morrison, Trustee(2)	Partners Fund	$886	$0	$0	$886
Dr. David J. Urban, Trustee	Partners Fund	$4,038	$0	$0	$4,038
Theo H. Pitt, Jr., Emeritus Trustee(3)	Partners Fund	$4,038	$0	$0	$4,038
*	Trust does not pay deferred compensation.

(1) The “Fund Complex” consists of the Fund.

(2) Ms. Laura Morrison was appointed as a Trustee of the Trust on July 1, 2024.

(3) Mr. Theo H. Pitt, Jr. retired from the Trust on December 31, 2024 and no longer serves as a Trustee.

Trustee Ownership of Fund Shares. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund of the Trust, as of December 31, 2024, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Non-Interested Trustees
Mary Lou H. Ivey	A	A
Laura V. Morrison*	A	A
Dr. David J. Urban	A	A

* Ms. Laura Morrison was appointed as a Trustee of the Trust on July 1, 2024.

Sales Loads. No front-end or deferred sales charges are applied to purchase of Fund shares by current or former trustees, officers, employees or agents of the Trust, the Adviser or the Fund’s principal underwriter (the “Distributor”) and by the members of their immediate families.

SHAREHOLDER INFORMATION

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the investment advisory agreement with the Adviser.

As of December 31, 2024, the Trustees and officers own less than 1% of the Fund’s shares, and the following persons are considered to be either a control person or principal shareholder of the Fund.

Clifford Capital Partners Fund Investor Class

Name and Address	% of Class	Type of Ownership
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	18.35%	Record
Shelly F. & Joyce K. Greenhaus JTWROS 15 Hallock Place Armonk, NY 10504	40.87%	Record
Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101	12.02%	Record

Clifford Capital Partners Fund Institutional Class

Name and Address	% of Class	Type of Ownership
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	60.55%	Record
Equitable Trust Company 4400 Harding Pike, Suite 310 Nashville, TN 37205	14.56%	Record
833 East & Co LLC 833 East Michigan Street Suite 1800 Milwaukee, WI 53202	5.41%	Record

Clifford Capital Partners Fund Super Institutional Class

Name and Address	% of Class	Type of Ownership
UMB C/F R. P. Batchelor Roth IRA 1279 E. Cedar Mountain Circle Alpine, UT 84004	100.00%	Record

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell a Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Section 28(e) of the Securities Exchange Act of 1934 and the Investment Advisory Agreement, the Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Investment Advisory Agreement. Due to research services provided by brokers, the Fund may direct trades to certain brokers.

There were no directed trades in exchange for research services during the most recent fiscal year ended September 30, 2024.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When a Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, a Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

The following table sets forth the brokerage commissions paid by the Fund on its portfolio brokerage transactions during the periods shown:

Fund
Fiscal Year End	Brokerage Commissions
September 30, 2022	$23,998
September 30, 2023	$39,517
September 30, 2024	$65,376

The Fund paid more in brokerage commissions in 2024 due to a larger number of portfolio trades during that year compared to the fiscal years ended September 30, 2023 and 2022. For the year ended September 30, 2024, the Fund paid no brokerage commissions to affiliated brokers. The Fund is required to identify any securities of its “regular broker and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal years. As of September 30, 2024, the Fund did not hold any securities of its regular brokers and dealers.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware statutory trust on April 9, 2007. The Trust’s Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. The Agreement and Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. The Trust’s shares of beneficial interest have no par value.

The Trust is authorized to issue three classes of shares: Investor Class shares imposing no front-end or deferred sales charges and imposing a 0.25% 12b-1 fee and 2.00% redemption fee; Institutional Class and Super Institutional Class shares imposing no front-end, deferred sales charges, 12b-1 fees or redemption fees.

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a fund are entitled to receive the assets available for distribution belonging to the particular fund, and a proportionate distribution, based upon the relative asset values of the respective fund, of any general assets of the Trust not belonging to any particular fund which are available for distribution.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects only the interests of shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Trust’s outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the fund affected by the matter. A particular fund is deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment management agreement or any change in an investment objective, if fundamental, or in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to series or class.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares of any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust’s shares as the Board may deem desirable. The Agreement and Declaration of Trust authorizes the trustees, without shareholder approval, to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the trustees without shareholder approval. However, the exercise of such authority by the Board without shareholder approval may be subject to certain restrictions or limitations under the 1940 Act.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Commonwealth Fund Services, Inc. (the “Administrator”), the Trust’s administrator, have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

ADDITIONAL TAX INFORMATION

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate, or gift tax, or foreign, state, or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust (“REIT”), insurance company, regulated investment company (“RIC”), individual retirement account (“IRA”), other tax-exempt entity, or dealer in securities. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders (defined below) and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or a trust that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A partner of a partnership that will hold shares of the Fund should consult its own tax advisor with respect to the purchase, ownership and disposition of shares of the Fund by the partnership.

Taxation as a RIC. The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”). There can be no assurance that the Fund will so qualify. The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership” (the “Income Test”). A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Code Section 7704. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

If a RIC fails the Income Test and such failure was due to reasonable cause and not willful neglect, generally it will not be subject to the U.S. federal income tax rate applicable to corporations. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships (the “Asset Test”).

If a RIC fails the Asset Test, such RIC, has a six-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets or $10 million.

Similarly, if a RIC fails the Asset Test and the failure is not de minimis, a RIC can cure the failure if: (i) the RIC files with the U.S. Treasury Department a description of each asset that caused the RIC to fail the Asset Test; (ii) the failure is due to reasonable cause and not willful neglect; and (iii) the failure is cured within six months (or such other period specified by the U.S. Treasury Department). In such cases, a tax is imposed on the RIC equal to the greater of: (i) $50,000 or (ii) an amount determined by multiplying the highest corporate U.S. federal income tax rate (currently 21%) by the amount of net income generated during the period of the Asset Test failure from the assets that caused the RIC to fail the Asset Test.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed (the “Distribution Test”), the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to regular corporate U.S. federal income tax rates (currently at a maximum rate of 21%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% U.S. federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. To avoid the 4% U.S. federal excise tax, the required minimum distribution is generally equal to the sum of (i) 90% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (iii) any income realized, but not distributed, and on which the Fund paid no U.S. federal income tax in preceding years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”), such as debt instruments with payment of in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants, the Fund must include in income each year a portion of the OID that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any accrued OID will be included in the Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the Distribution Test, even though it will not have received an amount of cash that corresponds with the accrued income.

A RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders. As of September 30, 2024, the Fund had a capital loss carryforward of $7,955,820, of which $896,410 is considered short term and $7,059,410 is considered long term. These losses may be carried forward indefinitely.

Except as set forth below in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC. If the Fund is unable to satisfy the Distribution Test or otherwise fails to qualify as a RIC in any year, it will be subject to corporate U.S. federal income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate U.S. shareholders, and non-corporate U.S. shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for preferential rates of U.S. federal income taxation, if certain holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of a shareholder’s tax basis in its shares of the Fund, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the Income Test, Asset Test and Distribution Test for that year and distribute of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent five years, unless the Fund made a special election to pay corporate-level U.S> federal income tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders. Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares of the Fund. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate U.S. shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or REITs or (ii) in the case of non-corporate U.S. shareholders, as qualified dividend income eligible to be taxed at preferential rates to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable U.S. corporations and qualified foreign corporations (which generally include foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company (a “PFIC”). Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“Capital Gain Dividends”), including Capital Gain Dividends credited to a shareholder but retained by the Fund, are taxable to such U.S. shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such U.S. shareholder owned the shares of the Fund. The maximum tax rate on Capital Gain Dividends received by individuals is generally 20%. Distributions in excess of the Fund’s earnings and profits will be treated by a U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares of the Fund and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder.

The Fund is not required to provide written notice designating the amount of any qualified dividend income or Capital Gain Dividends and other distributions. The Forms 1099 sent to the U.S. shareholders will instead serve this notice purpose.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the U.S. shareholders and this may affect a U.S. shareholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income, determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the Distribution Test is satisfied for any year and (ii) the amount of Capital Gain Dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the prior taxable year. If the Fund makes such an election, a U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, a Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the U.S. federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares of the Fund owned by a shareholder will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Sales and other dispositions of the shares, such as exchanges, of the Fund generally are taxable events. U.S. shareholders should consult their own tax advisor with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for U.S. federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund will generally result in capital gain or loss to a U.S. shareholder equal to the difference between the amount realized and the adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received (including amounts credited as an undistributed Capital Gain Dividends) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss. Both long-term and short-term capital gain of U.S. corporations are taxed at the rates applicable to ordinary income of corporations. For non-corporate U.S. shareholders, short-term capital gain is taxed at the rate applicable to ordinary income, while long-term capital gain generally is taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

The Fund is required to report its shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s.

The Fund has chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing prices, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method Fund shares will be reported on a U.S. shareholder’s Consolidated Form 1099 if the U.S. shareholder does not select a different tax lot identification method. U.S. shareholders may choose a method different than the Fund’s standing method and will be able to do so at the time of their purchase or upon the sale of shares.

The Fund is not responsible for the reliability or accuracy of the information for those securities that are not covered under these rules. The Fund and its service providers do not provide tax advice. U.S. shareholders should consult independent sources, which may include a tax professional, with respect to any decisions they may make with respect to choosing a tax lot identification method.

Certain U.S. shareholders, including individuals, estates and trusts, may be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Higher-Risk Securities. To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. federal income tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Tax-Exempt Shareholders. A tax-exempt U.S. shareholder could recognize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt U.S. shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt U.S. shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in a taxable mortgage pools (“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. A CRT (as defined in Code Section 664) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund if it recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest corporate U.S. federal income tax rate. The extent to which this IRS guidance remains applicable is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their own tax advisors concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies. A PFIC is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest, royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to the Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (a “QEF”), the Fund will be required to include its share of the PFIC s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark to market the gains (and to a limited extent losses) in its PFIC holdings as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund does not expect to be eligible to pass through to shareholders a credit or deduction for such taxes.

Non-U.S. Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a Non-U.S. shareholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. shareholder directly, would not be subject to withholding.

A RIC generally is not required to withhold any amounts (i) with respect to distributions (other than distributions to a Non-U.S. shareholder (a) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (b) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (c) that is within a foreign country that has inadequate information exchange with the United States, or (d) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. shareholder and the Non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by a Non-U.S. shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“Interest-Related Dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual Non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the RIC (“Short-Term Capital Gain Dividends”). If the Fund invests in an underlying RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Non-U.S. shareholders.

The Fund is permitted to report such part of its dividends as Interest-Related Dividends or Short-Term Capital Gain Dividends as are eligible but is not required to do so. These exemptions from withholding will not be available to Non-U.S. shareholders if the Fund does not report dividends as Interest-Related Dividends or Short-Term Capital Gain Dividends.

In the case of shares of the Fund held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an Interest-Related Dividends or Short-Term Capital Gain Dividend to shareholders. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A Non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such shareholder within the United States, (ii) in the case of an individual Non-U.S. shareholder, the Non-U.S. shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the Non-U.S. shareholder’s sale of shares of the Fund or to a Capital Gain Dividend received by the Non-U.S. shareholder (as described below).

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a U.S. corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for certain exceptions , any distributions by the Fund to a Non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. federal income tax withholding. In addition, such distributions could result in a Non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Non-U.S. shareholder, including the rate of such withholding and character of such distributions, would vary depending upon the extent of the Non-U.S. shareholder’s current and past ownership of the Fund. This “look-through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of certain exceptions, to Non-U.S. shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier RIC or REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. federal income tax on the proceeds of a share redemption by a Non-U.S. shareholder, in which case such Non-U.S. shareholder generally would also be required to file a U.S. federal income tax return and pay any additional taxes due in connection with the redemption.

Whether or not the Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be USRPHC. Non-U.S. shareholders should consult their own tax advisors concerning the application of these rules to their investment in the Fund.

If a Non-U.S. shareholder has a trade or business in the United States, and the dividends from the Fund are effectively connected with the Non-U.S. shareholder’s conduct of that trade or business, the dividends will be subject to net U.S. federal income taxation at regular income tax rates.

If a Non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that Non-U.S. shareholder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. shareholder must comply with special certification and filing requirements relating to its Non-U.S. status (including, in general, furnishing an applicable IRS Form W-8). Non-U.S. shareholders should consult their own tax advisors in this regard.

A Non-U.S. shareholder may be subject to U.S. state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Backup Withholding. The Fund generally is required to backup withhold and remit to the U.S. Treasury Department a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to properly certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is currently 24%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (i) income dividends paid by the Fund and (ii) possibly in the future, certain capital gain distributions and the proceeds arising from the sale of shares of the Fund. FATCA withholding tax generally can be avoided: (i) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (ii) by an NFFE, if it: (a) certifies that it has no substantial U.S. persons as owners or (b) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA, generally on an applicable IRS Form W-8.

Tax Shelter Reporting Regulations. If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual U.S. shareholder or $10 million or more for a corporate U.S. shareholder, the U.S. shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these rules in light of their individual circumstances.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments purchased through defined contribution plans and other tax-qualified plans. Shareholders should consult their own tax advisors to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Possible Tax Law Changes. At the time that this SAI was being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisors regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

PRICING AND PURCHASE OF FUND SHARES

PRICING OF FUND SHARES

General Policy. The Fund adheres to Section 2(a)(41), and Rules 2a-4 and 2a-5 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Valuation Designee (as defined below).

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security’s primary exchange is normally open at that time). Securities that are listed on an exchange and which are not traded on the valuation date are valued at the last quoted trade price. Securities traded over the counter are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in by the Valuation Designee (as defined below).

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents approved by the Board. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith by the Valuation Designee (as defined below).

Fair Valuation. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received upon the sale of the security or asset in an orderly transaction between market participants at the measurement date and time. Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee (“Valuation Designee”) for the Fund to perform fair value determinations relating to all Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through a fair valuation committee and may apply fair valuation methodologies approved by the Board, or utilize prices or inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources that have been approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

PURCHASES AND SALES THROUGH BROKER DEALERS

The Fund may be purchased through broker dealers and other intermediaries. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, received the order. Customer orders will be priced at a Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

REDEMPTIONS IN KIND

The Fund does not intend to redeem shares in any form except cash. However, if the redemption amount is over the lesser of $250,000 or 1% of a Fund’s net assets, pursuant to an election under Rule 18f-1 under the 1940 Act by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net assets in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses such as the payment of brokerage commissions on the sale or other disposition of the securities received from the Fund.

ADDITIONAL SERVICE PROVIDERS

CUSTODIAN

Fifth Third Bank. (the “Custodian”), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as the custodian of the Fund’s assets. The Custodian has entered into a foreign sub-custody arrangement with The Bank of New York, as the approved foreign custody manager (the Delegate) to perform certain functions with respect to the custody of the Fund’s assets outside of the United States of America. The Delegate shall place and maintain the Fund’s assets with an eligible foreign custodian; provided that, the Delegate shall be required to determine that the Fund’s assets will be subject to reasonable care based on the standards applicable to custodians in the relevant market.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

Pursuant to a Fund Services Agreement, Commonwealth Fund Services, Inc. (“CFS”, the “Administrator” or the “Transfer Agent”) 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the Fund’s administrator, transfer agent and accounting agent.

In its capacity as administrator, CFS supervises all aspects of the operations of the Fund except those performed by the Adviser. CFS will provide certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements. CFS, as administrative agent for the Fund, will provide shareholder, recordkeeping, administrative and blue-sky filing services.

As transfer agent, CFS provides certain shareholder and other services to the Fund, including furnishing account and transaction information and maintaining shareholder account records. CFS will be responsible for processing orders and payments for share purchases. CFS will mail proxy materials (and receive and tabulate proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. CFS will disburse income dividends and capital distributions and prepare and file appropriate tax-related information concerning dividends and distributions to shareholders.

CFS also provides accounting services to the Fund. CFS will be responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. CFS also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFS is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Trust, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records.

CFS receives, for administrative services, an asset-based fee based computed daily and paid monthly on the average daily net assets of the Fund, subject to a minimum fee plus out-of-pocket expenses. CFS receives, for transfer agency services, per account fees computed daily and paid monthly, subject to a minimum fee plus out-of-pocket expenses. CFS receives, for fund accounting services, an asset-based fee, computed daily and paid monthly on the average daily net assets of the Fund, subject to a minimum fee plus out-of-pocket expenses.

The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Fund for the periods indicated:

Fund	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services
Fiscal Year Ended September 30, 2024
Partners Fund	$24,493	$56,997	$115,046
Fiscal Year Ended September 30, 2023
Partners Fund	$18,174	$54,363	$109,739
Fiscal Year Ended September 30, 2022
Partners Fund	$21,755	$35,827	$76,572

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s independent registered public accounting firm, Cohen & Company, Ltd., audits the Fund’s annual financial statements and prepares the Fund’s tax returns. Cohen & Company, Ltd. is located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115.

LEGAL COUNSEL

Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel for the Trust and the Fund.

DISTRIBUTOR

Foreside Fund Services, LLC (“Foreside” or the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the “Distribution Agreement”). The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval.

Under the Distribution Agreement, the Distributor serves as the Fund’s principal underwriter and acts as exclusive agent for the Fund in selling its shares to the public on a “best efforts” basis and then only in respect to orders placed – that is, the Distributor is under no obligations to sell any specific number of shares.

Foreside is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The offering of the Fund’s shares is continuous. The Distributor will review the Rule 12b-1 Plan expenditures paid by the Trust’s fund administrator pursuant to the Rule 12b-1 Plan. The Distributor, in conjunction with the fund administrator, maintains processes to ensure that Rule 12b-1 Plan fees are paid in accordance with the Rule 12b-1 Plan. The Adviser may compensate the Distributor for certain distribution related activities.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares. You may buy shares through accounts with brokers and other institutions (“authorized institutions”) that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the net asset value next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Fund by the time it prices its shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares. Under certain circumstances the Trust or the Adviser may waive the minimum initial investment for purchases by officers, trustees, and employees of the Trust and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares. If you request the exchange of the total value of your account from one fund to another managed by the Adviser, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of a Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund’s general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with a Fund’s investment objective and policies) exist immediately, then it will invest such money in portfolio securities in as orderly a manner as is possible.

The proceeds from the sale of shares of a Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the Fund next computed after your request for exchange is received in proper form.

Eligible Benefit Plans. An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan’s inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in Fund shares and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $2,500 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares. You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Fund’s procedure is to redeem shares at the net asset value next determined after the Transfer Agent receives the redemption request in proper order, less any applicable deferred sales charge on purchases held for less than one year and for which no sales charge was paid at the time of purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the redemption request in proper order. The Board may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

SHAREHOLDER SERVICES

As described briefly in the applicable prospectus, the Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectus to open your account.

Telephone Transactions. A shareholder may redeem shares or transfer into another fund by telephone if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed. The Fund employ reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if they do not, they may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption or transfer bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believe to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder’s identity as the shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plan. Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent toll-free at 800-628-4077.

Retirement Plans. Fund shares are available for purchase in connection with the following tax-deferred prototype retirement plans:

●	Traditional IRA. An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and distributions are taxable as income.

●	Roth IRA. An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

●	Spousal IRA. An IRA funded by a working spouse in the name of a non-earning spouse.

●	SEP-IRA. An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.

●	Keogh or Profit-Sharing Plans. These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions of up to $35,000 for each person covered by the plans.

●	403(b) Plans. An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

●	401(k) Plans. Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Trust toll-free at 800-673-0550. Each plan’s custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax advisor for specific advice concerning your tax status and plans.

Exchange Privilege. To the extent that the Adviser manages other funds in the Trust, shareholders may exchange their shares for shares of any other series of the Trust managed by the Adviser, provided the shares of the Fund the shareholder is exchanging into are registered for sale in the shareholder’s state of residence. As of the date of this prospectus, the Adviser manages two funds in the Trust. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund’s net asset value per share (usually at the close of business on the same day). The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Trust determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for U.S. federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

PLAN OF DISTRIBUTION

The Fund has a Distribution and Shareholder Services Plan Pursuant to Rule 12b-1 (the “12b-1 Plan”) for its Investor Class shares under which it may finance certain activities primarily intended to sell Investor Class shares. The Trust has adopted the 12b-1 Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Trust intends to operate the 12b-1 Plan in accordance with its terms and with the Financial Industry Regulatory Authority rules concerning sales charges.

The 12b-1 Plan provides that the Fund will pay a fee at an annual rate of up to 0.25% of the average daily net assets attributable to the Fund’s outstanding Investor Class shares in consideration for distribution and other services, which are described more fully below. The fee is generally paid to broker-dealers and financial intermediaries for distribution-related activities. The Fund does not participate in any joint distribution activities.

As noted above, payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of “any activity which is primarily intended to result in the sale of shares issued by the Trust.” Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, and by a majority of the trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement (the “12b-1 Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments. No 12b-1 Trustees has a financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto.

The Trust understands that certain financial intermediaries may charge fees to their customers who are the beneficial owners of Fund shares, in connection with their accounts with such financial intermediaries. Any such fees would be in addition to any amounts which may be received by an institution under the 12b-1 Plan.

The Board has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund. It is anticipated that the 12b-1 Plan will benefit shareholders because an effective sales program typically is necessary for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to the Fund or the Investor Class shares of the Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the Investor Class’ outstanding shares of the Fund. Any agreement entered into pursuant to the Plan with a Financial Intermediary is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the applicable classes’ outstanding shares of the Fund, by the Distributor or by the Financial Intermediary. An agreement will also terminate automatically in the event of its assignment. As long as the 12b-1 Plan is in effect, the nomination of trustees who are not interested persons of the Trust (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.

The 12b-1 Plan provides that expenditures may include, without limitation: (a) payments to the Distributor and to securities dealers and others in respect of the sale of shares of the Fund; (b) payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to the 12b-1 Plan) who engage in or support distribution of shares of the Fund or who render shareholder support services not otherwise provided by the Trust’s transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the Trust, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in the shares of the Fund, and providing such other shareholder services as the Trust may reasonably request, arranging for bank wires, assisting shareholders in changing dividend options, account designations and addresses, providing information periodically to shareholders showing their positions in the Fund, forwarding communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders, processing purchase, exchange, and redemption requests from shareholders and placing orders with the Fund or its service providers; (c) formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) preparation, printing and distribution of sales literature; (e) preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust; (f) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the Fund’s investment objectives and policies and other information about the Fund, including the performance of the Fund; (g) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable.

For the fiscal year ended September 30, 2024, the Fund incurred $1,399 in 12b-1 fees, which were received by the Fund’s distributor and used for general distribution purposes.

SHAREHOLDER SERVICES PLAN

The Fund has adopted a shareholder services plan on behalf of its Investor Class and Institutional Class shares. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, such as: 1) receiving and processing shareholder orders; 2) performing the accounting for the shareholder’s account; 3) maintaining retirement plan accounts; 4) answering questions and handling correspondence for individual accounts; 5) acting as the sole shareholder of record for individual shareholders; 6) issuing shareholder reports and transaction confirmations; 7) executing daily investment “sweep” functions; and 8) furnishing investment advisory services.

Because the Fund has adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Fund believes the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Fund, however, follows the procedural requirements of Rule 12b-1 in connection with the implementation and administration of each shareholder services plan.

An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Fund will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm’s customers.

DISCLOSURE OF PORTFOLIO SECURITY HOLDINGS

This Disclosure of Portfolio Securities Holdings Policy (the “Policy”) shall govern the disclosure of the portfolio securities holdings of the Fund. The Trust maintains this Policy to ensure that disclosure of information about portfolio securities is in the best interests of the Fund and the Fund’s shareholders. The Board reviews these policies and procedures as necessary and compliance will be periodically assessed by the Board in connection with a report from the Trust’s Chief Compliance Officer. In addition, the Board has reviewed and approved the provision of portfolio holdings information to entities described below that may be prior to and more frequently than the public disclosure of such information (i.e., “non-standard disclosure”). The Board has also delegated authority to the officers of the Trust and Adviser to provide such information in certain circumstances (see below).

The Trust is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s Form N-CSR for the second and fourth fiscal quarters and on Form N-PORT for the first and third fiscal quarters. Certain portfolio information is also included on form N-PORT that is filed for the second and fourth fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the respective quarter. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-PORT must be filed with the SEC and will be made publicly available no later than sixty (60) calendar days after the end of the applicable quarter. These portfolio holdings schedules filed on Form N-CSR and Form N-PORT are posted to the Fund’s website no later than sixty (60) days following the fiscal quarters.

Additionally, the Trust’s service providers which have contracted to provide services to the Trust and its funds, including, for example, the custodian, the fund accountants and other service providers assisting with materials utilized in the Board’s 15-c processes that require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so. The Trust has the following ongoing arrangements with certain third parties to provide the Fund’s portfolio holdings information:

1.	to the Trust’s auditors within sixty (60) days after the applicable fiscal period or other periods as necessary for use in providing audit opinions and other advice related to financial, regulatory, or tax reporting;

2.	to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Trust regulatory filings; and

3.	to the Trust’s administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.

The Trust’s service providers may also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities. Additionally, the Adviser may establish ongoing arrangements with certain third parties to provide the Fund’s portfolio holdings information that the Adviser determines that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. These third parties may include:

1.	financial data processing companies that provide automated data scanning and monitoring services for the Fund;

2.	research companies that allow the Adviser to perform attribution analysis for the Fund; and

3.	the Adviser’s proxy voting agent to assess and vote proxies on behalf of the Fund.

From time to time, employees of the Adviser may express their views orally or in writing on the Fund’s portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund’s most recent quarter-end and therefore may not be reflected on the list of the Fund’s most recent quarter-end portfolio holdings. These views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Fund, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which the Adviser may determine. The nature and content of the views and statements provided to each of these persons may differ. From time to time, employees of the Adviser also may provide oral or written information (“portfolio commentary”) about the Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. The Adviser may also provide oral or written information (“statistical information”) about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the Fund may be based on a Fund’s portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

Additionally, employees of the Adviser may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving a Fund’s portfolio securities. The Adviser does not enter into formal non-disclosure or confidentiality agreements in connection with these situations; however, the Fund would not continue to conduct business with a person who the Adviser believed was misusing the disclosed information.

The Adviser or its affiliates may manage products sponsored by companies other than itself, including investment companies, offshore funds, and separate accounts and affiliates of the Adviser may provide investment related services, including research services, to other companies, including other investment companies, offshore funds, institutional investors and other entities. In each of these instances, the sponsors of these other companies and the affiliates of the Adviser may receive compensation for their services. In many cases, these other products may be managed in a similar fashion to the Fund and thus have similar portfolio holdings, and the other investment related services provided by affiliates of the Adviser may involve disclosure of information that is also utilized by the Adviser in managing the Fund. The sponsors of these other products may disclose the portfolio holdings of their products at different times than the Adviser discloses portfolio holdings for the Fund, and affiliates of the Adviser may provide investment related services to its clients at times that are different than the times disclosed to the Fund.

The Trust and the Adviser currently have no other arrangements for the provision of non-standard disclosure to any party or shareholder. Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Trust and its shareholders. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to Fund portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund and its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Officers that requires the Chief Executive Officer and Chief Financial Officer of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund. There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Adviser, the Distributor, or an affiliated person of the Trust, the Adviser or the Distributor. In such situations, the conflict must be disclosed to the Board and the Board will attempt to resolve the situation in a manner that it deems in the best interests of the Fund.

Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Except as provided above, affiliated persons of the Trust and third-party service providers of the Trust receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

Neither the Trust, the Fund, nor the Adviser receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

PROXY VOTING POLICIES

The Trust is required to disclose information concerning the Fund’s proxy voting policies and procedures to shareholders. The Board has delegated to the Adviser the responsibility for decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Exhibit B. The Proxy Voting Policies and Procedures of the Trust are included as Exhibit A. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, will be available (1) without charge, upon request by calling toll-free 800-673-0550 or by writing to the Fund at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235; (2) the Fund’s website at https://cliffordcap.com/fundreports/; and (3) on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

The Financial Statements for the Fund for the fiscal year ended September 30, 2024 has been filed with the SEC on Form N-CSR. The financial statements contained in Form N-CSR are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in Form N-CSR have been audited by the Fund’s independent registered public accounting firm, Cohen & Company, Ltd., whose report thereon also appears in such Form N-CSR and is also incorporated herein by reference. No other parts of Form N-CSR are incorporated by reference herein. The financial statements in such Form N-CSR have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

Clifford Capital Partners Fund

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Telephone: 800-673-0550

https://cliffordcap.com/fundreports/

You can also access and download the prospectus, SAI, annual and semi-annual reports (when available) and other information, such as the Fund’s financial statements at the Fund’s website: https://cliffordcap.com/fundreports/.

Exhibit A

World Funds Trust

PROXY VOTING POLICY AND PROCEDURES

The World Funds Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Adviser

The Board believes that the investment adviser, or the investment sub-adviser as appropriate, of each Fund (each an “Adviser”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Conflict of Interest Transactions

In some instances, an Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders and those of the Adviser or an affiliated person of the Adviser. In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund has a website, the Fund may post a copy of its Adviser’s proxy voting policy and this Policy on such website. Effective July 1, 2024, a Fund shall make publicly available its most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the U. S. Securities and Exchange Commission (“Commission”). The information disclosed on Form N-PX shall be in a readable format. In addition, a copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as adviser, to the Trust’s administrator within 30 days following the end of each 12-month period ending June 30. The Trust’s administrator will file a report based on such record on Form N-PX on an annual basis with the Commission no later than August 31st of each year.

Exhibit B

CLIFFORD CAPITAL PARTNERS, LLC

PROXY VOTING POLICY

1.	Introduction

As a registered investment adviser, CCP has a fiduciary duty to act solely in the best interests of its clients. If the client is a registered investment company under the Investment Company Act of 1940 or the client requests CCP to do so in writing, CCP will vote proxy materials for its clients.

In cases where the discretionary client has delegated proxy voting responsibility and authority to the Company, CCP has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where CCP accepts such delegation and agrees to vote proxies, CCP will do so in accordance with these Policies and Procedures. CCP may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve CCP of its responsibilities hereunder and CCP shall retain final authority and fiduciary responsibility for such proxy voting.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

2.	Voting Guidelines

CCP independently votes proxies on a case-by-case basis in a manner it believes to be in the best economic interest of the Company’s shareholders and maintains supporting documentation for those votes.

CCP may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3.	Responsibility

CCP utilizes Broadridge Financial Solutions, Inc. (“Broadridge”) an outsourcing provider to the global financial services industry, to coordinate, process, manage and maintain electronic records of CCP proxy votes.

CCP’s Portfolio Manager is responsible for responding to any corporate actions as well as to determine how each issue on proxy ballots is to be voted, unless it is determined that not voting is in the best interest of the client.

CCP has appointed Harvey Olsingch to oversee the proxy-voting program. He is responsible for maintaining this policy, reviewing it at least annually, and updating it as required. He may delegate certain administrative functions of the program to another member of the staff; but retains overall responsibility for its undertaking.

All proxy materials should be directed to Broadridge; however, if CCP receives proxy statements on behalf of clients, the material should be forwarded to Broadridge unless the account is voted manually by CCP. The Company is not responsible for voting proxies it does not receive but will make reasonable efforts to obtain missing proxies.

4.	Registered Investment Companies

In cases in which the client is a registered investment company under the Investment Company Act of 1940, delegates proxy voting, CCP will vote proxies pursuant to this policy.

5.	Conflicts of Interest

CCP shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if the Portfolio Manager actually knows or should have known of the conflict. CCP is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

●	A principal of CCP or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

●	An immediate family member of a principal of CCP or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

●	CCP, any fund managed by CCP, or any affiliate holds a significant ownership interest in the portfolio company.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to CCP’s CCO.

Conflict Policy for Sub-Advised Relationships and Direct Clients

In the event an employee determines that CCP has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the CCO and the Portfolio Manager will decide whether CCP should either (1) disclose the conflict to the client to enable the client to evaluate CCP’s proxy voting advice in light of the conflict or (2) disclose to the client the conflict, with no voting recommendation, and vote in accordance with the client’s instructions. CCP will resolve identified conflicts of interest in the best interest of the client.

Conflict Policy for Registered Investment Companies

In some instances, an Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders and those of the Adviser or an affiliated person of the Adviser. In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.

6.	Oversight of Third Parties

The CCO or designee will conduct annual due diligence to evaluate Broadridge continuing ability to adequately provide services to CCP and its clients and protect and preserve its records.

The CCO or designee will also perform periodic review of Broadridge through reports available on the Broadridge Proxy Edge site.

7.	Client Requests for Information

All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to CCP compliance. The CCO or designee will prepare a written response to the client with the information requested.

8.	Disclosure

●	CCP will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how CCP voted client’s proxies;

●	CCP will also disclose how clients may obtain a copy of the firm’s proxy voting policies and procedures, however CCP will not disclose how proxies were voted to third-party non-clients, and;

●	CCP shall make known its proxy voting policy in its advisory agreement or along with its advisory agreement.

9.	Recordkeeping

The CCO is responsible for maintaining the following records, however CCP may rely on its third-party service provider to retain certain records:

●	proxy voting policies and procedures;

●	proxy statements (provided, however, that CCP may rely on the Securities and Exchange Commission’s EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided CCP with a copy of the proxy statement promptly upon request);

●	records of electronic votes cast and abstentions; and

●	any records prepared by CCP that were material to a proxy voting decision or that memorialized a decision.

The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by CCP. These records may be kept as part of CCP’s records.

10.	Form N-PX – The Funds

The Funds must file Form N-PX with the Securities and Exchange Commission to report their proxy voting records for each twelve-month period, ending on June 30 of each year. The reports must be submitted not later than August 31 and are made publicly available. The CCO is responsible for ensuring that CCP maintains the information required to complete form N-PX, as listed below:

●	The name of the issuer of the portfolio security;

●	The exchange ticker symbol of the portfolio security;

●	The CUSIP number for the portfolio security;

●	The shareholder meeting date;

●	A brief identification of the matter voted on;

●	Whether the matter was proposed by the issuer or by a security holder;

●	Whether the fund cast its vote on the matter;

●	How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

●	Whether the fund cast its vote for or against management.

CCP’s CCO is responsible for preparing the Form N-PX and will submit the Form to the Trust upon request. The Trust’s administrator will submit the Form N-PX to the SEC on behalf of the Funds.

Exhibit C

Nominating and Corporate Governance Committee Charter

World Funds Trust

Nominating and Corporate Governance Committee Membership

1.	The Nominating and Corporate Governance Committee of World Funds Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.	The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be an “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustees have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.	The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.	The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted:        August 2, 2013

APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

WORLD FUNDS TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Certificate of Trust of World Funds Trust (formerly, Abacus World Funds Trust) (the “Registrant”) dated April 9, 2007 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(a)(2)	Certificate of Amendment dated January 7, 2008 to the Registrant’s Certificate of Trust dated April 9, 2007 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(a)(3)	Registrant’s Amended Agreement and Declaration of Trust dated April 9, 2007 and amended on June 23, 2008 and November 16, 2016 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 237 on Form N-1A filed on August 28, 2017.

(b)	Registrant’s Amended and Restated By-Laws dated November 16, 2016 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 237 on Form N-1A filed on August 28, 2017.

(c)	Not applicable.

(d)(1)	Investment Advisory Agreement between the Registrant and Union Street Partners, LLC with respect to the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 426 on Form N-1A filed on July 28, 2023.

(d)(2)	Investment Sub-Advisory Agreement between Union Street Partners, LLC and McGinn Investment Management, Inc. with respect to the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 426 on Form N-1A filed on July 28, 2023.

(d)(3)	Investment Advisory Agreement between the Registrant and Perkins Capital Management, Inc. with respect to the Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 426 on Form N-1A filed on July 28, 2023.

(d)(4)	Amended and Restated Investment Advisory Agreement between the Registrant and Applied Finance Advisors, LLC with respect to the Applied Finance Dividend Fund, Applied Finance Explorer Fund and Applied Finance Select Fund (collectively, the “Applied Finance Funds”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 429 on Form N-1A on August 28, 2023.

(d)(5)	Interim Investment Advisory Agreement between the Registrant and LDR Capital Management, LLC with respect to the LDR Real Estate Value-Opportunity Fund (formerly known as the REMS Real Estate Value-Opportunity Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 411 on Form N-1A filed on April 29, 2022.

(d)(6)	Investment Advisory Agreement between the Registrant and LDR Capital Management, LLC with respect to the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 426 on Form N-1A filed on July 28, 2023.

(d)(7)	Investment Advisory Agreement between the Registrant and Clifford Capital Partners, LLC with respect to the Clifford Capital Partners Fund, the Clifford Focused Small Cap Value Fund and the Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 420 on Form N-1A filed on January 27, 2023.

(d)(8)	Investment Advisory Agreement between the Registrant and Vest Financial LLC, with respect to the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post Effective Amendment No. 463 on Form N-1A filed on April 29, 2024.

(d)(9)	Management Agreement between Vest Cayman Subsidiary I and Vest Financial, LLC, with respect to the Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective No. 394 on Form N-1A filed on August 6, 2021.

(d)(10)	Interim Investment Advisory Agreement between the Registrant and MSC Capital, Ltd. with respect to the OTG Latin America Fund is herein incorporated by reference from the Registrant’s Post-Effective No. 410 on Form N-1A filed on April 29, 2022.

(d)(11)	Investment Advisory Agreement between the Registrant and OTG Asset Management, Ltd. with respect to the OTG Latin America Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 428 on Form N-1A filed on July 28, 2023.

(d)(12)	Investment Advisory Agreement between the Registrant and Rule One Partners, LLC with respect to the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(d)(13)	Investment Advisory Agreement between the Registrant and Kanen Wealth Management, LLC with respect to the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 427 on Form N-1A filed on July 28, 2023.

(d)(14)	Investment Advisory Agreement between the Registrant and Curasset Capital Management, LLC with respect to the Curasset Capital Management Core Bond Fund and the Curasset Capital Management Limited Term Income Fund (the “Curasset Funds”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 426 on Form N-1A filed on July 28, 2023.

(d)(15)	Investment Advisory Agreement between the Registrant and Vest Financial, LLC with respect to the Vest US Large Cap 10% Buffer Strategies VI Funds is herein incorporated by reference from the Registrant’s Post Effective Amendment No. 463 on Form N-1A filed on April 29, 2024.

(d)(16)	Investment Adviser Agreement between the Registrant and Tuttle Capital Management, LLC with respect to the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(d)(17)	Investment Adviser Agreement between the Registrant and Cook & Bynum Capital Management, LLC with respect to The Cook & Bynum Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(e)(1)	Principal Underwriter Agreement between the Registrant and Foreside Fund Services, LLC dated March 9, 2021 with respect to the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(e)(2)	First Amendment to the Principal Underwriter Agreement dated August 24, 2021 between the Registrant and Foreside Fund Services, LLC with respect to the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A Filed on October 20, 2021.

(e)(3)	Novation Distribution Agreement dated September 30, 2021 between Registrant and Foreside Fund Services, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 404 on Form N-1A filed on January 28, 2022.

(e)(4)	First Amendment to the Novation Distribution Agreement dated December 1, 2021 between the Registrant and Foreside Fund Services, LLC with respect to certain Funds of the Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(e)(5)	Second Amendment to the Novation Distribution Agreement dated February 23, 2022 between the Registrant and Foreside Fund Services, LLC with respect to the Vest US Large Cap 10% Buffer Strategy VI Fund and the Vest US Large Cap 20% Buffer Strategy VI Fund and the Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(e)(6)	Third Amendment to the Novation Distribution Agreement dated February 28, 2022 between the Registrant and Foreside Fund Services, LLC with respect to the name changes for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest US Large Cap 10% Buffer Strategies VI Fund and the Vest US Large Cap 20% Buffer Strategies VI Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(e)(7)	Fourth Amendment to the Novation Distribution Agreement dated March 28, 2022 between the Registrant and Foreside Fund Services, LLC with respect to the name change for the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(e)(8)	Sixth Amendment to the Novated Distribution Agreement dated March 15, 2024 between Registrant and Foreside Fund Services, LLC with respect to certain Funds of the Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(e)(9)	Seventh Amendment to the Distribution Agreement between Registrant and Foreside Fund Services, LLC with respect to The Cook & Bynum Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(e)(10)	ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC with respect to the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(e)(11)	First Amendment to the ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC with respect to the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(e)(12)	Form of Authorized Participant Agreement with Foreside Fund Services, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(f)	Not applicable.

(g)(1)	Custody Agreement dated July 30, 2008 between the Registrant and UMB Bank, N.A., is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(g)(2)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated July 30, 2008, between the Registrant and UMB Bank, N.A., to include the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on August 15, 2014.

(g)(3)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated July 30, 2008, between the Registrant and UMB Bank, N.A., to include the Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on August 15, 2014.

(g)(4)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated August 15, 2014 between the Registrant and UMB Bank, N.A., to include the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(g)(5)	Amended Exhibit A to the Custody Agreement between the Registrant and Fifth Third Bank on behalf of certain portfolio series is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(g)(6)	Amended Appendix B and revised Appendix C to the Custody Agreement dated June 15, 2008 between the Registrant and UMB Bank, N.A., to include the OTG Latin America Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 365 on Form N-1A filed on July 29, 2020.

(g)(7)	ETF Custody Agreement between the Registrant and U.S. Bank National Association on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post Effective-Amendment No. 468 on Form N-1A filed on July 29, 2024.

(g)(8)	Custodian Agreement between the Registrant and U. S. Bank, N.A., on behalf of The Cook & Bynum Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(g)(9)	ETF Custody Agreement Amendment between the Registrant and U.S. Bank National Association on behalf of the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(g)(10)	Transfer Agent Servicing Agreement between the Registrant and U.S. Bank Global Fund Services, LLC on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(g)(11)	Transfer Agent Servicing Agreement Amendment between the Registrant and U.S. Bank Global Fund Services, LLC on behalf of the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(h)(1)	Fund Services Agreement dated December 1, 2015 between the Registrant and Commonwealth Fund Services, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 157 on Form N-1A filed on February 23, 2016.

(h)(2)	Amendment No. 1 and Exhibit A to the Fund Services Agreement dated December 1, 2015 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 275 on Form N-1A filed on January 29, 2018.

(h)(3)	Exhibit A to the Fund Services Agreement dated December 1, 2015 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 190 on Form N-1A filed on July 29, 2016.

(h)(4)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(h)(5)	Amended Fund Services Agreement dated August 29, 2019 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Clifford Capital Partners Fund, Clifford Capital Focused Small Cap Value Fund and the Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(h)(6)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund, Vest US Large Cap 10% Buffer Strategies VI Fund, Vest US Large Cap 20% Buffer Strategies VI Fund (the “Vest Family of Funds”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(h)(7)	Fund Services Agreement dated August 29, 2019 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(h)(8)	Fund Services Agreement dated June 1, 2021 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the OTG Latin America Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 404 on Form N-1A filed on January 28, 2022.

(h)(9)	Fund Services Agreement dated February 20, 2019 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(h)(10)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(h)(11)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(h)(12)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post Effective- Amendment No. 468 on Form N-1A filed on July 29, 2024.

(h)(13)	ETF Fund Accounting Services Agreement between the Registrant and U.S. Bank Global Fund Services, LLC, on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(h)(14)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of The Cook & Bynum Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(h)(15)	ETF Fund Accounting Servicing Agreement Amendment between the Registrant and U.S. Bank Global Fund Services, on behalf of the T-Rex 2X Long Ether Daily Target ETF and the T-Rex Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(h)(16)	Fund Sub-Administration Servicing Agreement between the Registrant, Commonwealth Fund Services, Inc. and U.S. Bank Global Fund Services on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(h)(17)	Fund Sub-Administration Servicing Agreement Amendment between the Registrant, Commonwealth Fund Services, Inc. and U.S. Bank Global Fund Services on behalf of the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(h)(18)	Expense Limitation Agreement between the Registrant and Union Street Partners, LLC with respect to the shares of the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 480 on Form N-1A filed on January 28, 2025.

(h)(19)	Expense Limitation Agreement between the Registrant and Perkins Capital Management, Inc. with respect to shares of the Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(h)(20)	Interim Expense Limitation Agreement between Registrant and LDR Capital Management, LLC with respect to the LDR Real Estate Value-Opportunity Fund (formerly known as the REMS Real Estate Value-Opportunity Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 411 on Form N-1A filed on April 29, 2022.

(h)(21)	Expense Limitation Agreement between the Registrant and LDR Capital Management, LLC with respect to the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(h)(22)	Amended Expense Limitation Agreement between the Registrant and Applied Finance Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 474 on Form N-1A filed on August 28, 2024.

(h)(23)	Expense Limitation Agreement between the Registrant and Vest Financial LLC, with respect to the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post Effective Amendment No. 463 on Form N-1A filed on April 29, 2024.

(h)(24)	Interim Expense Limitation Agreement between the Registrant and MSC Capital, Ltd. with respect to the OTG Latin America Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 410 on Form N-1A filed on April 29, 2022.

(h)(25)	Expense Limitation Agreement between the Registrant and OTG Asset Management, Ltd. with respect to the OTG Latin America Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 474 on Form N-1A filed on August 28, 2024.

(h)(26)	Expense Limitation Agreement between the Registrant and Rule One Partners, LLC with respect to the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(h)(27)	Expense Limitation Agreement between the Registrant and Clifford Capital Partners, LLC with respect to the Clifford Capital Partners Fund. (Filed herewith)

(h)(28)	Expense Limitation Agreement between the Registrant and Kanen Wealth Management, LLC with respect to the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 469 on Form N-1A filed on July 29, 2024.

(h)(29)	Expense Limitation Agreement between Registrant and Curasset Capital Management, LLC with respect to the Curasset Funds is herein incorporated by reference form the Registrant’s Post-Effective Amendment No. 436 on Form N-1A filed on January 26, 2024.

(h)(30)	Expense Limitation Agreement between Registrant and Vest Financial, LLC with respect to the Vest VI Funds is herein incorporated by reference from the Registrant’s Post Effective Amendment No. 463 on Form N-1A filed on April 29, 2024.

(h)(31)	Expense Limitation Agreement between Registrant and Cook & Bynum Capital Management, LLC with the respect to The Cook & Bynum Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(h)(32)	Shareholder Services Plan, dated December 21, 2016 (Schedule A amended August 29, 2019), with respect to Institutional Class Shares and Investor Class Shares to the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(h)(33)	Amended Shareholder Services Plan with respect to the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund, Institutional Class Shares, Investor Class Shares, Class A Shares, Class C Shares and Class R Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(h)(34)	Amended Shareholder Services Plan with respect to the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(h)(35)	Shareholder Services Plan, dated February 20, 2019, with respect to the OTG Latin America Fund Class A Shares and Class C Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(h)(36)	Shareholder Services Plan with respect to the Philotimo Focused Growth and Income Fund Institutional Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(h)(37)	Shareholder Services Plan with respect to the Curasset Funds Class A, Investor Class and Institutional Class is herein incorporated by reference from the Registrant’s Post-Effective Amendment No 401 on Form N-1A filed on October 20, 2021.

(h)(38)	Shareholder Services Plan with respect to the Vest VI Funds Class I and Class Y is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(h)(39)	Shareholder Services Plan with respect to the Clifford Capital Partners Fund, Clifford Capital Focused Small Cap Value Fund and Clifford Capital International Value Fund for the Investor and Institutional Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(h)(40)	Shareholder Services Plan with respect to the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(i)(1)	Opinion and Consent of Legal Counsel for Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(i)(2)	Consent of Legal Counsel for Union Street Partners Value Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 480 on Form N-1A filed on January 28, 2025.

(i)(3)	Opinion and Consent of Legal Counsel for Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(i)(4)	Consent of Legal Counsel for Perkins Discovery Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(i)(5)	Consent of Legal Counsel for Applied Finance Funds was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 474 on Form N-1A filed on August 28, 2024.

(i)(6)	Opinion and Consent of Legal Counsel for Applied Finance Core Fund (formerly Toreador Core Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 117 on Form N-1A filed on May 8, 2015.

(i)(7)	Opinion of Legal Counsel for Applied Finance Core Fund (formerly Toreador Core Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 117 on Form N-1A filed on May 8, 2015.

(i)(8)	Opinion and Consent of Counsel regarding tax matters for the reorganization of the Applied Finance Core Fund (formerly Toreador Core Fund) from the Unified Series Trust into World Funds Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 129 on Form N-1A filed on August 6, 2015.

(i)(9)	Opinion and Consent of Legal Counsel for Applied Finance Explorer Fund (formerly Toreador Explorer Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 115 on Form N-1A filed on April 29, 2015.

(i)(10)	Opinion and Consent of Legal Counsel for Applied Finance Select Fund (formerly Toreador Select Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 183 on Form N-1A filed on June 30, 2016.

(i)(11)	Opinion and Consent of Counsel regarding tax matters for the reorganization of the Applied Finance Dividend Fund into the Applied Finance Core Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 369 on Form N-1A filed on August 28, 2020.

(i)(12)	Opinion of Legal Counsel for the Applied Finance Core Fund and Applied Finance Dividend Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 369 on Form N-1A filed on August 28, 2020.

(i)(13)	Opinion and Consent of Legal Counsel for Clifford Capital Partners Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 155 on Form N-1A filed on February 8, 2016.

(i)(14)	Consent of Legal Counsel for the Clifford Capital Partners Fund. (Filed herewith)

(i)(15)	Opinion and Consent of Legal Counsel for Clifford Capital Focused Small Cap Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(i)(16)	Opinion and Consent of Legal Counsel for Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(i)(17)	Opinion and Consent of Legal Counsel for the Vest Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 195 on Form N-1A filed on August 23, 2016.

(i)(18)	Opinion and Consent of Legal Counsel for Vest Enhanced Growth Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 203 on Form N-1A filed on December 12, 2016.

(i)(19)	Opinion and Consent of Legal Counsel for Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 394 on Form N-1A filed on August 6, 2021.

(i)(20)	Consent of Legal Counsel for the Vest Funds was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(i)(21)	Opinion and Consent of Legal Counsel for Vest S&P 500® Dividend Aristocrats Target Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 230 on Form N-1A filed on July 25, 2017.

(i)(22)	Opinion and Consent of Legal Counsel for the Vest Funds with respect to the Class Y Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 285 on Form N-1A filed on February 27, 2018.

(i)(23)	Opinion and Consent of Legal Counsel for OTG Latin America Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 328 on Form N-1A filed on February 27, 2019.

(i)(24)	Opinion and Consent of Legal Counsel for the OTG Latin America Fund with respect to the addition of Institutional Class Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(i)(25)	Consent of Legal Counsel for the OTG Latin America Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 470 on Form N-1A filed on July 29, 2024.

(i)(26)	Opinion and Consent of Legal Counsel for Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(i)(27)	Consent of Legal Counsel for the Rule One Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(i)(28)	Opinion and Consent of Legal Counsel for the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(i)(29)	Consent of Legal Counsel for the Philotimo Focused Growth and Income Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 469 on Form N-1A filed on July 29, 2024.

(i)(30)	Opinion and Consent of Legal Counsel for the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 385 on Form N-1A filed on April 30, 2021.

(i)(31)	Opinion and Consent of Legal Counsel for the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(i)(32)	Consent of Legal Counsel for the Curasset Funds is filed as an exhibit to the Registrant’s Post-Effective Amendment No. 436 on Form N-1A filed on January 26, 2024.

(i)(33)	Opinion and Consent of Legal Counsel for the Vest VI Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 408 on Form N-1A on March 7, 2022.

(i)(34)	Consent of Legal Counsel for the Vest VI Funds is filed as an exhibit to the Registrant’s Post-Effective Amendment No. 463 on Form N-1A on April 29, 2024.

(i)(35)	Consent of Legal Counsel for the LDR Real Estate Value-Opportunity Fund is filed as an exhibit to the Registrant’s Post-Effective Amendment No. 464 on Form N-1A on April 29, 2024.

(i)(36)	Opinion and Consent of Legal Counsel regarding legality of securities registered with respect to the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 460 on Form N-1A filed on April 26, 2024.

(i)(37)	Opinion and Consent of Legal Counsel regarding legality of securities registered with respect to The Cook & Bynum Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 473 on Form N-1A filed on August 21, 2024.

(i)(38)	Consent of Legal Counsel for The Cook & Bynum Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 481 on Form N-1A filed on January 28, 2025.

(i)(39)	Opinion and Consent of Legal Counsel regarding legality of securities registered with respect to the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(j)(1)	Consent of Independent Registered Public Accounting firm for Union Street Partners Value Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 480 on Form N-1A filed on January 28, 2025.

(j)(2)	Consent of Independent Registered Public Accounting firm for Perkins Discovery Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(j)(3)	Consent of Independent Registered Public Accounting firm for the LDR Real Estate Value-Opportunity was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 464 on Form N-1A filed on April 29, 2024.

(j)(4)	Consent of Independent Registered Public Accounting firm for the Applied Finance Funds was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 474 on Form N-1A filed on August 28, 2024.

(j)(5)	Consent of Independent Registered Public Accounting firm for the Clifford Capital Partners Fund. (Filed herewith)

(j)(6)	Consent of Independent Registered Public Accounting firm for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(j)(7)	Consent of Independent Registered Public Accounting firm for Vest VI Funds was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 463 on Form N-1A on April 29, 2024.

(j)(8)	Consent of Independent Registered Public Accounting firm for the OTG Latin America Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 470 on Form N-1A on July 29, 2024.

(j)(9)	Consent of Independent Registered Public Accounting firm for Rule One Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(j)(10)	Consent of Independent Registered Public Accounting firm for Philotimo Focused Growth and Income Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 469 on Form N-1A filed on July 29, 2024.

(j)(11)	Consent of Independent Registered Public Accounting firm for Curasset Funds was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 436 on Form N-1A filed on January 26, 2024.

(j)(12)	Consent of Independent Registered Public Accounting firm for The Cook & Bynum Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 481 on Form N-1A filed on January 28, 2025.

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Amended Schedule A to the Distribution Plan Pursuant to Rule 12b-1 for Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 100 on Form N-1A filed on October 31, 2014.

(m)(2)	Fixed Compensation Plan pursuant to Rule 12b-1 for Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 78 on Form N-1A filed on July 29, 2014.

(m)(3)	Distribution Plan Pursuant to Rule 12b-1, dated August 31, 2019, for the Investor Class Shares of the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(m)(4)	Distribution Plan Pursuant to Rule 12b-1 for the Platform Class Shares of the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(m)(5)	Distribution Plan Pursuant to Rule 12b-1, dated February 23, 2022, for the Clifford Capital Partners Fund, Clifford Capital Focused Small Cap Value Fund and Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(m)(6)	Amended Distribution Plan Pursuant to Rule 12b-1 for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(m)(7)	Distribution Plan Pursuant to Rule 12b-1, dated February 20, 2019 for the OTG Latin America Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(m)(8)	Distribution Plan Pursuant to Rule 12b-1 for the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(m)(9)	Distribution Plan Pursuant to Rule 12b-1 for the Vest VI Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(m)(10)	Distribution Plan Pursuant to Rule 12b-1 for the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 419 on Form N-1A filed on January 27, 2023.

(m)(11)	Distribution Plan Pursuant to Rule 12b-1 for the Rule One Fund is herein incorporated by refence from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(n)(1)	Rule 18f-3 Multi-Class Plan for the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 480 on Form N-1A filed on January 28, 2025.

(n)(2)	Rule 18f-3 Multi-Class Plan for the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(n)(3)	Rule 18f-3 Multi-Class Plan for the Clifford Capital Partners, Clifford Capital Focused Small Cap Value Fund and Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(n)(4)	Amended Rule 18f-3 Multi-Class Plan for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(n)(5)	Rule 18f-3 Multi-Class Plan for the OTG Latin America is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 416 on Form N-1A filed on August 4, 2022.

(n)(6)	Rule 18f-3 Multi-Class Plan for the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 404 on Form N-1A filed on January 28, 2022.

(n)(7)	Rule 18f-3 Multi-Class Plan for the Vest VI Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(n)(8)	Rule 18f-3 Multi-Class Plan for the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(n)(9)	Rule 18f-3 Multi-Class Plan for Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 436 on Form N-1A filed on January 26, 2024.

(p)(2)	Code of Ethics for Union Street Partners, LLC. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(p)(3)	Code of Ethics for McGinn Investment Management, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 413 on Form N-1A filed on July 29, 2022.

(p)(4)	Code of Ethics for Perkins Capital Management, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(p)(5)	Code of Ethics for LDR Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 413 on Form N-1A filed on July 29, 2022.

(p)(6)	Code of Ethics for Applied Finance Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 474 on Form N-1A filed on August 28, 2024.

(p)(7)	Code of Ethics for OTG Asset Management Ltd. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 436 on Form N-1A filed on January 26, 2024.

(p)(8)	Code of Ethics for Clifford Capital Partners, LLC. (Filed herewith)

(p)(9)	Code of Ethics for Vest Financial LLC is herein incorporated by reference for the Registrant’s Post-Effective Amendment No. 422 on Form N-1A filed on February 28, 2023.

(p)(10)	Code of Ethics for Rule One Partners, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(p)(11)	Code of Ethics for Kanen Wealth Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 422 on Form N-1A filed on February 28, 2023.

(p)(12)	Code of Ethics for Curasset Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(p)(13)	Code of Ethics for Tuttle Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 460 on Form N-1A filed on April 26, 2024.

(p)(14)	Code of Ethics for The Cook & Bynum Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 473 on Form N-1A filed on August 21, 2024.

(q)	Powers of Attorney are herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 480 on Form N-1A filed on January 28, 2025.

Item 29. Persons Controlled By or Under Common Control With Registrant

None.

Item 30. Indemnification

See Article VIII, Section 2 of the Registrant’s Agreement and Declaration of Trust and the section titled “Indemnification of Trustees, Officers, Employees and Other Agents” in the Registrant’s By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

Item 31. Business and other Connections of the Investment Adviser

The list required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser’s or sub-adviser’s Form ADV listed opposite such investment adviser’s or sub-adviser’s name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser / Sub-Adviser	Form ADV File No.
Union Street Partners, LLC	801-72120
McGinn Penninger Investment Management, Inc.	801-40578
Perkins Capital Management, Inc.	801-22888
LDR Capital Management, LLC	801-75986
Applied Finance Advisors, LLC	801-66461
OTG Asset Management, Ltd.	801-119113
Clifford Capital Partners, LLC	801-78911
Vest Financial LLC	801-77463
Rule One Partners, LLC	801-114860
Kanen Wealth Management, LLC	801-116998
Curasset Capital Management, LLC	801-122383
Tuttle Capital Management, LLC	801-76982
Cook & Bynum Capital Management, LLC	801-69930

Item 32.	Foreside Fund Services, LLC

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.

2.	ABS Long/Short Strategies Fund

3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers

4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers

5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers

6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers

7.	AdvisorShares Trust

8.	AFA Private Credit Fund

9.	AGF Investments Trust

10.	AIM ETF Products Trust

11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust

12.	AlphaCentric Prime Meridian Income Fund

13.	American Century ETF Trust

14.	Amplify ETF Trust

15.	Applied Finance Dividend Fund, Series of World Funds Trust

16.	Applied Finance Explorer Fund, Series of World Funds Trust

17.	Applied Finance Select Fund, Series of World Funds Trust

18.	ARK ETF Trust

19.	ARK Venture Fund

20.	Bitwise Funds Trust

21.	Bluestone Community Development Fund

22.	BondBloxx ETF Trust

23.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust

24.	Bridgeway Funds, Inc.
25.	Brinker Capital Destinations Trust
26.	Brookfield Real Assets Income Fund Inc.
27.	Build Funds Trust
28.	Calamos Convertible and High Income Fund
29.	Calamos Convertible Opportunities and Income Fund
30.	Calamos Dynamic Convertible and Income Fund
31.	Calamos Global Dynamic Income Fund
32.	Calamos Global Total Return Fund
33.	Calamos Strategic Total Return Fund
34.	Carlyle Tactical Private Credit Fund
35.	Cascade Private Capital Fund
36.	Catalyst Strategic Income Opportunities Fund
37.	CBRE Global Real Estate Income Fund
38.	Center Coast Brookfield MLP & Energy Infrastructure Fund
39.	Clifford Capital Partners Fund, Series of World Funds Trust
40.	Cliffwater Corporate Lending Fund
41.	Cliffwater Enhanced Lending Fund
42.	Cohen & Steers Infrastructure Fund, Inc.
43.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
44.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
45.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
46.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
47.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
48.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust
49.	Davis Fundamental ETF Trust
50.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
51.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
52.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
53.	Defiance Quantum ETF, Series of ETF Series Solutions

54.	Denali Structured Return Strategy Fund
55.	Dividend Performers ETF, Series of Listed Funds Trust
56.	Dodge & Cox Funds
57.	DoubleLine ETF Trust
58.	DoubleLine Income Solutions Fund
59.	DoubleLine Opportunistic Credit Fund
60.	DoubleLine Yield Opportunities Fund
61.	DriveWealth ETF Trust
62.	EIP Investment Trust
63.	Ellington Income Opportunities Fund
64.	ETF Opportunities Trust
65.	Evanston Alternative Opportunities Fund
66.	Exchange Listed Funds Trust
67.	Exchange Place Advisors Trust
68.	FlexShares Trust
69.	Forum Funds
70.	Forum Funds II
71.	Forum Real Estate Income Fund
72.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
73.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
74.	Guinness Atkinson Funds
75.	Harbor ETF Trust
76.	Harris Oakmark ETF Trust
77.	Hawaiian Tax-Free Trust
78.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
79.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
80.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
81.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
82.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
83.	IDX Funds
84.	Innovator ETFs Trust
85.	Ironwood Institutional Multi-Strategy Fund LLC
86.	Ironwood Multi-Strategy Fund LLC
87.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
88.	John Hancock Exchange-Traded Fund Trust
89.	Kurv ETF Trust
90.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
91.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
92.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
93.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
94.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
95.	Manor Investment Funds
96.	Milliman Variable Insurance Trust
97.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
98.	Morgan Stanley ETF Trust
99.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
100.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
101.	Morningstar Funds Trust
102.	Mutual of America Investment Corporation
103.	NEOS ETF Trust
104.	Niagara Income Opportunities Fund
105.	NXG Cushing® Midstream Energy Fund
106.	Opal Dividend Income ETF, Series of Listed Funds Trust
107.	OTG Latin American Fund, Series of World Funds Trust
108.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
109.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
110.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
111.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
112.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
113.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
114.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust

115.	Palmer Square Funds Trust
116.	Palmer Square Opportunistic Income Fund
117.	Partners Group Private Income Opportunities, LLC
118.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
119.	Performance Trust Short Term Bond ETF, Series of Trust for Professional Managers
120.	Perkins Discovery Fund, Series of World Funds Trust
121.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
122.	Plan Investment Fund, Inc.
123.	Point Bridge America First ETF, Series of ETF Series Solutions
124.	Precidian ETFs Trust
125.	Preferred-Plus ETF, Series of Listed Funds Trust
126.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
127.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
128.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
129.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
130.	Renaissance Capital Greenwich Funds
131.	Reynolds Funds, Inc.
132.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
133.	RiverNorth Patriot ETF, Series of Listed Funds Trust
134.	RMB Investors Trust
135.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
136.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
137.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
138.	Roundhill Cannabis ETF, Series of Listed Funds Trust
139.	Roundhill ETF Trust
140.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
141.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
142.	Roundhill Video Games ETF, Series of Listed Funds Trust
143.	Rule One Fund, Series of World Funds Trust
144.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
145.	Six Circles Trust
146.	Sound Shore Fund, Inc.
147.	SP Funds Trust
148.	Sparrow Funds
149.	Spear Alpha ETF, Series of Listed Funds Trust
150.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
151.	STF Tactical Growth ETF, Series of Listed Funds Trust
152.	Strategic Trust
153.	Strategy Shares
154.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
155.	Tekla World Healthcare Fund
156.	Tema ETF Trust
157.	The 2023 ETF Series Trust
158.	The 2023 ETF Series Trust II
159.	The Cook & Bynum Fund, Series of World Funds Trust
160.	The Community Development Fund
161.	The Finite Solar Finance Fund
162.	The Private Shares Fund
163.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
164.	Third Avenue Trust
165.	Third Avenue Variable Series Trust
166.	Tidal ETF Trust
167.	Tidal Trust II
168.	Tidal Trust III
169.	TIFF Investment Program
170.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
171.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
172.	Timothy Plan International ETF, Series of The Timothy Plan
173.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
174.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
175.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan

176.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
177.	Total Fund Solution
178.	Touchstone ETF Trust
179.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
180.	T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
181.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
182.	T-Rex 2x Long Ether Daily Target ETF
183.	TrueShares Active Yield ETF, Series of Listed Funds Trust
184.	TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
185.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
186.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
187.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
188.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
189.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
190.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
191.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
192.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
193.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
194.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
195.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
196.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
197.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
198.	U.S. Global Investors Funds
199.	Union Street Partners Value Fund, Series of World Funds Trust
200.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
201.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
202.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
203.	Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust
204.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
205.	Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust
206.	VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
207.	VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
208.	VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
209.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
210.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
211.	VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
212.	VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II
213.	VictoryShares Free Cash Flow Growth ETF, Series of Victory Portfolios II
214.	VictoryShares Hedged Equity Income ETF, Series of Victory Portfolios II
215.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
216.	VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
217.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
218.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
219.	VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
220.	VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II
221.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
222.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
223.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
224.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
225.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
226.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
227.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
228.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
229.	VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
230.	VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
231.	VictoryShares WestEnd Economic Cycle Bond ETF, Series of Victory Portfolios II
232.	VictoryShares WestEnd Global Equity ETF, Series of Victory Portfolios II
233.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
234.	Virtus Stone Harbor Emerging Markets Income Fund
235.	Volatility Shares Trust
236.	WEBs ETF Trust

237.	Wellington Global Multi-Strategy Fund
238.	West Loop Realty Fund, Series of Investment Managers Series Trust
239.	Wilshire Mutual Funds, Inc.
240.	Wilshire Variable Insurance Trust
241.	WisdomTree Digital Trust
242.	WisdomTree Trust
243.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None

Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Treasurer	None

Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33. Location of Accounts and Records

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

a)	Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (records relating to its function as transfer agent to Certain of the Funds).

b)	Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 (records relating to its function as distributor to certain Funds of the Trust).

c)	U.S. Bank Global Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records related to its function as transfer agent and fund accounting services for the T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF, and the T-Rex 2X Inverse Ether Daily Target ETF).

d)	Union Street Partners LLC, 1421 Prince Street, Suite 200 Alexandria, Virginia 22314. (records relating to its function as investment adviser to the Union Street Partners Value Fund).

e)	McGinn Penninger Investment Management, Inc., 277 South Washington Street, Suite 340 Alexandria, Virginia 22314 (records relating to its function as sub-adviser to the Union Street Partners Value Fund).

f)	Perkins Capital Management, Inc., 730 East Lake Street, Wayzata, Minnesota 55391-1769 (records relating to its function as investment adviser to the Perkins Discovery Fund).

g)	LDR Capital Management, LLC, 300 Park Avenue, Suite 501, New York, New York 10022 (records relating to its function as the investment adviser to LDR Real Estate Value-Opportunity Fund).

h)	Applied Finance Advisors, LLC, 17806 IH 10, Suite 300, San Antonio, Texas 78257 (records relating to its function as the investment adviser to the Applied Finance Funds).

i)	OTG Asset Management, Ltd., Montenegro #1439 Torre Infrabol Piso 6, La Paz, Bolivia (records relating to its function as the investment adviser to the OTG Latin America Fund).

j)	Clifford Capital Partners, LLC, 363 S. Main Street, #101 Alpine, Utah 84004 (records relating to its function as the investment adviser to the Clifford Capital Partners Fund).

k)	Vest Financial LLC, 8350 Broad Street, Suite 240, McLean, Virginia 22102 (records relating to its function as the investment adviser to the Vest Family of Funds).

l)	Rule One Partners, LLC, 891 Bear Creek Road, Moreland, Georgia 30259, (records relating to its function as the investment adviser to the Rule One Fund).
m)

Kanen Wealth Management, LLC, 6810 Lyons Technology Circle, Suite 160, Coconut Creek, Florida 33073 (records relating to its function as the investment adviser to the Philotimo Focused Growth and Income Fund).

n)	Curasset Capital Management, LLC, 50 Park Place, Suite 1004, Newark, New Jersey 07102 (records relating to its function as the investment adviser to the Curasset Funds).
o)

Tuttle Capital Management LLC, 155 Lockwood Road, Riverside, Connecticut 06878 (records relating to its function as adviser to T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF, and the T-Rex 2X Inverse Ether Daily Target ETF).

p)	Cook & Bynum Capital Management, LLC, 2830 Cahaba Road, Birmingham, Alabama 35223 (records relating to its function as adviser to The Cook & Bynum Fund).

Item 34. Management Services

There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 482 to the Registrant’s Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia on the 28th day of January, 2025.

WORLD FUNDS TRUST

By:	/s/ Karen M. Shupe

Karen M. Shupe
Treasurer and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 482 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mary Lou H. Ivey	Trustee	January 28, 2025

* Laura V. Morrison	Trustee	January 28, 2025

*Dr. David J. Urban	Trustee	January 28, 2025

/s/ Karen M. Shupe	Treasurer and Principal Executive Officer	January 28, 2025

/s/ Ann T. MacDonald	Assistant Treasurer and Principal Financial Officer	January 28, 2025

*By: /s/ Karen M. Shupe

*Attorney-in-fact pursuant to Powers of Attorney

EXHIBITS

(h)(27)	Expense Limitation Agreement between the Registrant and Clifford Capital Partners, LLC with respect to the Clifford Capital Partners Fund.

(i)(14)	Consent of Legal Counsel for the Clifford Capital Partners Fund.

(j)(5)	Consent of Independent Registered Public Accounting firm for the Clifford Capital Partners Fund.

(p)(8)	Code of Ethics for Clifford Capital Partners, LLC.